                                Sefton Funds

               ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1998



                            [GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

Contents

Chairman's Message ........................................................    1
Sefton Funds Investment Objectives ........................................    3
Fixed Income Methodology ..................................................    4
Sefton U.S. Government Fund & California Tax-Free Fund ....................    5
   Fixed Income Market Summary ............................................    5
   Interview with Fund Manager -- U.S. Government Fund ....................    6
   U.S. Government Fund Highlights & Portfolio Performance ................    7
   Interview with Fund Manager -- California Tax-Free Fund ................    9
   California Tax-Free Fund Highlights & Portfolio Performance ............   11

Equity Value Methodology ..................................................   13
Sefton Equity Value Fund & Small Company Value Fund .......................   14
   Economy and Stock Market Summary .......................................   14
   Interview with Fund Managers -- Equity Value Fund ......................   16
   Equity Value Fund Highlights & Portfolio Performance ...................   18
   Interview with Fund Managers -- Small Company Value Fund ...............   20
   Small Company Value Fund Highlights & Portfolio Performance ............   21

Definition of Common Terms ................................................   23

Financial Statements ......................................................   26
   U.S. Government Fund ...................................................   26
   California Tax-Free Fund ...............................................   33
   Equity Value Fund ......................................................   41
   Small Company Value Fund ...............................................   48

Notes to Financial Statements .............................................   55

Report of Independent Accountants .........................................   59

[PICTURE OF HARLEY K. SEFTON APPEARS HERE]

Harley K. Sefton

Chairman of the Board
Sefton Funds

Mr. Sefton is the President and CEO of Sefton Capital Management (SCM). He is responsible for the overall management and operations of the firm. Mr. Sefton is actively involved in client service and marketing. Mr. Sefton also serves as the Chairman for the Firm's Management Committee and is a member of SCM's Investment Policy Committee.

Prior to founding SCM, Mr. Sefton was President and CEO of San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank. There, he was instrumental in creating the Pacifica Family of Mutual Funds which achieved $1.2 billion in assets under management. Mr. Sefton was also associated with San Diego Trust & Savings Bank for almost twenty years, serving as Vice Chairman of the Board and Executive Vice President/ Division Manager of the Trust & Financial Services Division at the time of the Bank's merger with First Interstate Bank.

Mr. Sefton received his Bachelor of Arts degree from the University of San Diego. He presently serves on the Boards of Directors for The San Diego Natural History Museum and Scripps Bank. Mr. Sefton is also a member of the San Diego Rotary Club.


CHAIRMAN'S MESSAGE

Dear Shareholder:

Attached is your copy of the Sefton Funds Annual Report for the period January 1, 1998 through December 31, 1998.

1998 was both a successful and, at the same time, humbling year for us. Our fixed income performance was favorable, as both the Sefton California Tax-Free Fund and the Sefton US Government Fund exceeded the performance of their respective Morningstar Averages. For the 12-month period ended December 31, 1998, the Sefton California Tax-Free Fund returned 6.11%/1/, while the Morningstar California Municipal Bond Fund Average returned 5.61%/2/. For the same period, the Sefton U.S. Government Fund returned 7.42%/1/, right in line with the Morningstar U.S. Government Bond Fund General Average of 7.36%/2/.

In contrast, it was a frustrating year for our equity managers. Our value style of equity management significantly underperformed the major market indices last year. Our stock selection philosophy and methodologies are grounded in fundamental value. To us, that means investing in good companies at a fair price. Identifying good companies is never difficult. The difficulty is finding good companies at reasonable, or preferably, bargain prices. At the beginning of 1998, many of America's largest companies, such as General Electric, Microsoft, Merck, Lucent, etc., were the most overpriced and have increasingly represented the least value in the marketplace. However, these stocks were some of the best performers last year. As value managers, we have been unwilling to pay the huge premiums required to purchase these high-flying, large-capitalization stocks.

/1/ References to total return herein include reinvested dividends and capital gains paid.

/2/ Morningstar U.S. Government Bond Fund General Average is an average of U.S. Government bond mutual funds as tracked by Morningstar. Morningstar Municipal Bond Fund Average is an average of California tax-free bond mutual funds as tracked by Morningstar.

Consequently, our portfolios have been overweighted in mid-sized and smaller companies, which we feel represent the best value in the marketplace. Unfortunately, stock investors were not focused on value last year and have shunned mid- and small- capitalization stocks despite their attractive fundamentals and relative valuation, preferring the perceived safety and liquidity of large-capitalization, "blue-chip" companies. As a result, the Sefton Equity Value Fund and the Sefton Small Company Value Fund have significantly underperformed the broad market averages whose performance is dominated by these large-capitalization companies.

Along with you, we the principals and staff members of Sefton Capital Management are investors in our funds. As such, we have our own savings invested along with you. We believe that our stock funds are very well positioned for what we believe will be a "coming of the senses" among investors. Valuation does matter and stock prices ultimately reflect a company's fundamentals and intrinsic value. Historically, all great bull markets create excesses in the form of unsustainable high price/earnings ratios and speculative buying. Investing, however, is not a get rich quick scheme and we believe the market is likely to unwind these excesses that have been the speculative bubble on the stream of rational investment.

Sincerely,

/s/ Harley K. Sefton

Harley K. Sefton
Chairman, Sefton Funds



This report, including the financial statement herein, is transmitted to the shareholders of the Sefton Funds for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

2
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[GRAPHIC APPEARS HERE]

SEFTON FUNDS INVESTMENT OBJECTIVES

U.S. Government Fund
The Sefton U.S. Government Fund's investment objective is to provide investors with as high a level of current income as is consistent with preservation of capital. The Fund pursues this objective in a consistently prudent and diverse manner. The Fund is an intermediate-term bond fund and will have an average weighted maturity between 5 and 10 years. At all times the Fund will have a minimum of 65% of its assets in U.S. Government or U.S. Government agency securities.

California Tax-Free Fund
The Sefton California Tax-Free Fund's investment objective is to provide investors with as high a level of current income, exempt from both federal and California state personal income taxes, as is consistent with preservation of capital. The Fund will maintain an average weighted maturity of 10 or more years. The Fund generally will not purchase bond issues subject to the alternative minimum tax.

Equity Value Fund
The Sefton Equity Value Fund's investment objective is to provide investors with long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stock of large and mid-sized companies traded on both domestic and foreign exchanges which are deemed to be undervalued. The Fund may also invest in smaller companies with market capitalizations exceeding $50 million. Income generation is a secondary consideration for the Fund. However, the Fund may purchase dividend-paying stocks of particular issuers when the issuer's dividend record may, in the adviser's opinion, have a favorable influence on the market value of the securities.

Small Company Value Fund
The Sefton Small Company Value Fund's objective is to provide investors with long-term capital appreciation. The Fund pursues its investment objective by investing in equity securities of small capitalization companies which are believed to be undervalued. Small capitalization companies are defined as companies having stock market capitalizations of $1 billion or less at the time of initial purchase. Current income is a secondary consideration on selecting portfolio investments. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks, preferred stocks, and securities convertible into common stocks of small capitalization companies.

SEFTON CAPITAL MANAGEMENT FIXED INCOME METHODOLOGY

Investment Objective
The goal of Sefton Capital Management's fixed income fund managers is to provide investors with a high level of current income as is consistent with the preservation of capital.

Investment Philosophy
The general philosophy of our fixed income discipline is that stringent fundamental security analysis is the surest means to achieving above-average total returns consistent with prudent risk of capital. Identifying and managing risk is a cornerstone of our investment strategy. Risk, in all of its forms -- credit, liquidity, market and volatility -- is carefully identified and evaluated. Additional expected return is required for undertaking any of these risks. Securities which involve risks that cannot be evaluated are avoided.

Investment Methodology
Our fundamental approach to fixed income portfolio management places heavy emphasis on horizon analysis, which provides a framework for understanding how a selected bond or mutual fund portfolio will react to varying economic and interest rate situations. Sefton Capital Management's fixed income managers integrate both historic and expected interest rate scenarios into their horizon analysis. Probabilities are then assigned to differing interest rate scenarios in order to develop weighted average expected horizon returns.

Value-Added
Sefton Capital Management's fixed income managers add value by actively managing the maturity/duration structure of our funds. It is our policy to position a fund relative to a defined neutral position, taking into account our directional outlook for interest rates. A fund will be long, short or equal to the defined neutral position. The fund managers establish their fund durations through careful analysis and judgment, with clearly-defined limits established relative to the long or short maturity/duration structures.

Sefton Capital Management's fund managers further add value by aggressively managing risk within well-defined risk parameters. We overweight or underweight fixed income sectors within our bond funds and add value through security selection by relative value analysis.

Performance
For each fund which we manage, we attempt to achieve high current income and consistent above-average total rates of return. While fund performance is tracked on a daily basis, our focus is on time periods of one to three years. Our methods and strategies are designed to contribute to the attainment of consistently successful results over a full economic cycle.

Summary of Fixed Income Management
The Sefton Capital Management approach to fixed income fund management is disciplined and well-defined. Our policies, guidelines and decisions regarding fixed income fund management are consistent with our stated philosophy and contribute to our objective of producing consistent returns for our valued shareholders.

[PICTURE OF TED J. PIORKOWSKI APPEARS HERE]

Ted J. Piorkowski, C.F.A.
Vice President and
Fixed Income Fund Manager

Mr. Piorkowski is involved in the areas of fixed income analysis, trading and portfolio management. Ted is the manager for the Sefton U.S. Government Fund and the Sefton California Tax-Free Fund. He serves as an officer of the Board for the Sefton Mutual Funds and is a member of Sefton Capital Management's (SCM) Management Committee and a member of SCM's Investment Policy Committee.

Prior to joining SCM, Mr. Piorkowski was a Vice President and Portfolio Manager with San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank for eight years. Mr. Piorkowski functioned as a fixed-income Portfolio Manager for the Pacifica Mutual Funds, managing $350 million in fund assets. His responsibilities also included independent credit analysis and review, short term liquidity management and separate account fixed income management.

Mr. Piorkowski received his B.S. in Finance and an M.B.A. from San Diego State University. He received his Chartered Financial Analyst designation in 1991 and is a member of the Financial Analysts Society of San Diego.


SEFTON U.S. GOVERNMENT FUND AND
CALIFORNIA TAX-FREE FUND

FIXED INCOME MARKET SUMMARY

Looking back, the bond market was rather dull in 1998 through the end of July. The treasury yield curve was basically flat and interest rates were in a range centered around the federal funds rate of 5.50%. By the middle of August, Russia had devalued the ruble and declared a repayment moratorium on its debt. The world's perception of the Russian event was that the Asian Crisis of 1997 had claimed another victim and the world's economic demise was at hand.

The bond market was rocked by a world-wide flight to the U.S. treasury market. Interest rates fell across the yield curve anywhere from 100-150 basis points by early October. The corporate and mortgage sectors of the bond market experienced illiquidity and did not participate in this decline in rates, widening credit spreads to near recessionary levels.

The Federal Reserve came to the rescue of the world financial markets with a series of three monetary eases, each one a 25 basis point reduction in the federal funds target rate, lowering the target rate to 4.75%. It can be argued that the first 50 basis points of easing were to calm the world financial markets turmoil and the last 25 basis points of easing were insurance for continued domestic economic expansion. The treasury yield curve actually bottomed in early October, and by year-end, interest rates had actually increased 20-50 basis points across the yield curve.

INTERVIEW WITH TED PIORKOWSKI
Fund Manager - Sefton U.S. Government Fund

Q:  How did the Sefton U.S. Government Fund perform?

A: For the fiscal and calendar year ended December 31, 1998, the Sefton U.S. Government Fund posted a total return of 7.42%/1/. This compares favorably with an average total return of 7.36%/2/ for the mutual funds in the Morningstar U.S. Government Bond Fund General Average.

    Since the Fund's inception on April 3, 1995, it has provided an average annual total return of 7.82%/1/, compared to an average of 7.53%/2/ for the funds in the Morningstar U.S. Government Bond Fund General Average.

Q:  What do you think of the general level of interest rates?

A: The general level of intermediate and longer term interest rates appear high when compared to other rates around the developed world, and also appear high when analyzed on an inflation-adjusted basis. However, given where domestic interest rates have been over the last 25 years, rates currently appear to be at historically low levels. The favorably low inflation environment we have recently experienced is a major reason for the current level of interest rates.

Q:  What is your current interest rate outlook?

A: We continue to have a cautious outlook concerning interest rates. We believe caution is warranted given the current yield curve, where 10 years and shorter now present yield opportunities that are less than the federal funds target yield of 4.75%. We believe the Federal Reserve will be on hold during the first half of 1999, as the domestic economy remains rather robust. Baring continued world financial market turmoil, the domestic bond market should return its focus upon the strength of the domestic economy and its interest rate implications.

Q:  How is the Fund currently structured?

A: The Fund currently has an average maturity of 5.6 years. We consider this a shorter-than-neutral average maturity position. We expect to lengthen our maturity positioning towards a more neutral position, adding to our average maturity, as market conditions permit. Relative to broad fixed income indices, our current bond selection favors the treasury and corporate sectors relative to the mortgage sector. Going forward we expect to increase our mortgage sector allocation and reduce our treasury sector allocation.

/1/ References to total return herein include reinvested dividends and capital gains paid.

/2/ Morningstar U.S. Government Bond Fund General Average is an average of U.S.
    Government bond mutual funds as tracked by Morningstar.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

SEFTON U.S. GOVERNMENT FUND HIGHLIGHTS AS OF DECEMBER 31, 1998*

                           [PIE CHART APPEARS HERE]

Net Assets:                 $36,626,056             Treasury      49%
NAV Per Share:                   $12.83             Corporate     23%
SEC Yield-30 Day:              4.91%/1/             Agency         3%
Distribution Yield-30 Day:     5.41%/2/             Mortgage      23%
                                                    Cash           2%

 *  The composition of the Fund's holdings is subject to change.
/1/ This figure indicates the annual interest on a bond fund divided by the market price. It is the actual income rate of return.
/2/ This figure indicates the amount of dividends and/or interest that the Fund actually pays.
/3/ Percentages are based upon net assets.

SEFTON U.S. GOVERNMENT FUND PORTFOLIO PERFORMANCE**

                           [BAR CHART APPEARS HERE]


                                 One          Three Year            Annualized
                                Year          Annualized         Since Inception
                                                                     (4/3/95)

Sefton U.S. Government Fund     7.4%             6.0%                  7.8%
Morningstar U.S. Government
 Bond Fund General Average      7.4%             5.9%                  7.5%


** Performance data quoted represents past performance and is not indicative of future results.

    Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

SEFTON U.S. GOVERNMENT FUND
RESULTS OF $10,000 INVESTMENT COMPARISON


Results of a hypothetical $10,000 investment in the Sefton U.S. Government Fund, the Morningstar U.S. Government Bond Fund General Average*, and the Lehman Brothers Intermediate Government Corporate Bond Index.** (Fund inception date:
April 3, 1995)


                           [LINE GRAPH APPEARS HERE]
                                                              Lehman Bros.
                                                              Intermediate
                                 Morningstar U.S. Gov't      Gov't/Corporate
       Sefton U.S. Gov't Fund   Bond Fund General Average      Bond Index

04/95        $10,039                    $10,109                   $10,124
06/95        $10,557                    $10,482                   $10,500
09/95        $10,719                    $10,650                   $10,673
12/95        $11,195                    $11,048                   $11,047
03/96        $10,898                    $10,854                   $10,956
06/96        $10,907                    $10,881                   $11,024
09/96        $11,046                    $11,046                   $11,220
12/96        $11,379                    $11,324                   $11,495
03/97        $11,256                    $11,266                   $11,482
06/97        $11,627                    $11,603                   $11,821
09/97        $12,003                    $11,922                   $12,140
12/97        $12,347                    $12,215                   $12,400
06/98        $12,771                    $12,618                   $12,829
12/98        $13,260                    $13,127                   $13,443


This hypthetical is for illustrative purposes only and is not representative of any particular investment. Performance figures reflect all fees, the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower. Performance data quoted represents past performance and is not indicative of future results. Share price, investment return, and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Morningstar U.S. Government Bond Fund General Average is composed of 396 funds with an investment objective that seeks income by investing in a blend of mortgage-backed securities, and U.S. Treasury and agency securities.

**The Lehman Brothers Intermediate Government/Corporate Bond Index is representative of the performance of intermediate corporate and U.S. Government bonds. An investor may not invest in this unmanaged index.

INTERVIEW WITH TED PIORKOWSKI
Fund Manager - Sefton California Tax-Free Fund

Q:  How did the California municipal bond market perform in 1998?
A: The California municipal bond market had a favorable performance year. One major theme influencing the municipal market was the low interest rate volatility experienced throughout the year. Interest rates remained within a very tight 50 basis point range for the whole year. The municipal market did not experience the dramatic volatility that other bond markets experienced as a result of worldwide financial market events. Another positive theme for the California municipal bond market was the continued improvement in credit quality. The state's strong economy provided solid support for state and local municipal finances.

Q:  How did the Sefton California Tax-Free Fund perform?
A: For the fiscal and calendar year ended December 31, 1998, the Sefton California Tax-Free Fund delivered a total return of 6.11%/1/. This compares favorably during 1998, to the 5.61%/2/ average return for the mutual funds in the Morningstar California Municipal Bond Fund Average.

    Since the Fund's inception on April 3, 1995, it has provided an average annual total return of 7.30%, compared to an average of 7.20% for the funds in the Morningstar California Municipal Bond Fund Average.

Q:  How is the Fund currently structured?
A: The Fund currently has an average maturity of 15.0 years. At this maturity range, we are able to capture approximately 95% of the yield of a 30-year issue while taking significantly less interest rate risk.

    The Fund's sector allocation reflects an "essential service" bias. Presently, the Fund's major sector allocations include: Education, Water, Transportation, and General Obligations. Historically, these sectors have been immune to the economic cycles of the state's economy. The Fund's municipal holdings continue to have a high credit quality profile, with 55% of the Fund's holdings enhanced with municipal bond insurance.



/1/ References to total return herein include reinvested dividends and capital gains paid.
/2/ Morningstar California Municipal Bond Fund Average is an average of
    California tax-free bond mutual funds as tracked by Morningstar.

Q.  What are the major issues affecting California municipal bonds during 1999?
A. The strength of the California economy and the direction of the state's legislative agenda will be the major issues impacting the California municipal bond market in 1999. Effects of the national and international economies will certainly impact the strength of the California economy. Also, the November 1998, state election of the first Democratic administration in sixteen years will carry the potential for a changing legislative agenda. Both the state's economy and the legislative agenda will be closely monitored for municipal bond market implications.




The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

SEFTON CALIFORNIA TAX-FREE FUND HIGHLIGHTS AS OF DECEMBER 31, 1998*

Net Assets:              $40,563,921
NAV Per Share:               $12.99
SEC Yield-30 Day:              3.49%/1/
Distribution Yield-30 Day:     4.33%/2/
Taxable Equivalent Yield:      7.83%/3/

[PIE CHART APPEARS HERE]

Power                                   7%
Prisons                                 3%
Transportation                         13%
Waste                                  10%
Water                                  11%
Certificate of Participation            4%
Education                              14%
Floater                                 1%
General Obligations                    11%
Health                                 11%
Housing                                 6%
Misc. Revenue Bonds                     9%

 *  The composition of the Fund's holdings is subject to change.
/1/ This figure indicates the annual interest on a bond fund divided by the market price. It is the actual income rate of return.
/2/ This figure indicates the amount of dividends and/or interest that the Fund actually pays.
/3/ Taxable equivalent yield assumes the maximum combined Federal and California state marginal income tax rate of 44.7%. This rate is for illustrative purposes only. The tax equivalent yield of 7.83% is based on the Fund's 12/31/98 average 30-day distribution yield of 4.33%. Tax equivalent yields are hypothetical and do not reflect the performance of the fund. The tax bracket does not reflect the possible effects of the Federal Alternative Minimum Tax.
/4/ Percentages are based upon net assets.



SEFTON CALIFORNIA TAX-FREE FUND PORTFOLIO PERFORMANCE**

                           [BAR CHART APPEARS HERE]


                                  One Year     Three Year     Annualized Since
                                              (Annualized)   Inception (4/3/95)
Sefton California
 Tax-Free Fund                       6.1%         6.5%               7.3%
MorningStar California
 Municipal Fund Average              5.6%         5.9%               7.2%

** Performance data quoted represents past performance and is not indicative of future results.

Investment return and principal value will fluctuate so than an investors shares, when redeemed, may be worth more or less than the original cost.

SEFTON CALIFORNIA TAX-FREE FUND
RESULTS OF $10,000 INVESTMENT COMPARISON



Results of a hypothetical $10,000 investment in the Sefton California Tax-Free Fund, the Morningstar California Municipal Bond Fund Average(*), and the Lehman Brothers 10-Year Municipal Bond Index.(**) (Fund inception date: April 3, 1995)

                           [LINE GRAPH APPEARS HERE]

                            Morningstar California         Lehman Bros.
        Sefton California      Municipal Bond           10-Year Municipal
          Tax-Free Fund         Fund Average                Bond Index
04/95         $9,932               $10,007                    $10,012
06/95        $10,039               $10,179                    $10,265
09/95        $10,328               $10,427                    $10,625
12/95        $10,821               $10,923                    $10,958
03/96        $10,661               $10,721                    $10,887
06/96        $10,756               $10,800                    $10,921
09/96        $11,022               $11,057                    $11,139
12/96        $11,318               $11,323                    $11,456
03/97        $11,268               $11,256                    $11,453
06/97        $11,640               $11,627                    $11,830
09/97        $11,959               $11,974                    $12,198
12/97        $12,274               $12,272                    $12,514
06/98        $12,578               $12,548                    $12,834
12/98        $13,020               $12,979                    $13,359


This hypothetical is for illustrative purposes only and is not representative of any particular investment. Performance figures reflect all fees, the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower. Performance data quoted represents past performance and is not indicative of future results. Share price, investment return, and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(*)The Morningstar California Municipal Bond Funds Average is composed of 171 funds with an investment objective that seeks to invest assets in municipal debt issues which are exempt from taxation in California.

(**)The Lehman Brothers 10 Year Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes for the index are calculated semi-monthly using approximately 25,000 municipal bonds. An investor may not invest in this unmanaged index.

SEFTON CAPITAL MANAGEMENT EQUITY METHODOLOGY

Investment Objective
The goal of Sefton Capital Management's equity fund managers is to provide shareholders with long-term capital appreciation. The Fund's managers seek stocks with prospects for above average capital appreciation with below average risk. Results are measured over a full market cycle as compared to other diversified stock mutual funds and the S&P 500 stock index. We believe our approach is well-suited to the needs of longer-term investors who are seeking capital growth over time horizons of five years or more.

Stock Selection Process
Sefton Capital Management's equity fund managers research stock market opportunities to identify and select stocks which exhibit significantly more potential for upside reward than downside risk. We pay particular attention to stocks possessing low relative valuation multiples combined with a catalyst that will, in our judgement, attract greater investor attention within the next one to two years.

Sefton Capital Management's managers search both domestic and foreign markets for stocks which meet our demanding criteria. In general, stocks selected for inclusion in our funds share one or more of the following characteristics:

    . Below-average valuation multiples, such as price/earnings, price/book value, price/sales and price/cash flow

    . A near-term catalyst for higher future valuation, such as product introductions, cost-cutting initiatives, a cyclical surge in profits or a change in management

    .   Improving financial strength

    .   A management team committed to its shareholders' interests

Risk Management
One of the primary advantages of Sefton Capital Management's value investment methodology is that purchasing undervalued securities should help limit the overall downside risk of a stock portfolio since stocks that are relatively underpriced have less distance to fall in a market decline than stocks that are more fully priced.

Our equity fund managers seek a favorable balance between risk and reward by diversifying the Funds across a broad range of industries and economic sectors. For example, no more than five percent of any fund is comprised of an individual company's stock (at cost) and no economic sector exceeds 20% of a total portfolio. Foreign stocks are held but generally amount to less than 10% of invested assets.

Sell Discipline
Our sell discipline has the overall objective of reducing volatility. Regardless of whether a stock has gone up or down, it is sold out of a fund when the stock no longer appears to be undervalued relative to its peer group or the broad market. The portfolio managers may also sell a stock if an original catalyst for higher prices no longer seems plausible or imminent. As a final risk control measure, under normal stock conditions any stock that declines by 15% or more, relative to its sector, from its cost or during a calendar year is sold.

Equity Management Summary
Our approach to equity fund management is disciplined, time-tested and intuitive. The methodologies and processes utilized by Sefton Capital Management's mutual fund managers are based upon sound principles and experience.

[PHOTO OF THOMAS C. BOWDEN APPEARS HERE]

Thomas C. Bowden, C.F.A.

Vice President and
Equity Fund Manager

Mr. Bowden is involved in the areas of equity analysis, trading and portfolio management. He is the co-manager of the Sefton Equity Value Fund and the Sefton Small Company Value Fund. Mr. Bowden serves as an officer of the Board for the Sefton Mutual Funds and is a member of Sefton Capital Management's (SCM) Management Committee and SCM's Investment Policy Committee.

Mr. Bowden joined SCM in February 1995 after serving as Vice President and Equity Portfolio Manager with San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank, for nine years. During that time, he was co-manager of the Pacifica Equity Value and Pacifica Balanced Mutual Funds and managed customized equity portfolios for individuals and institutions. Previously, Mr. Bowden was a Commercial Loan Officer with Bank of America for two years.

Mr. Bowden received his B.S. in Finance and Business Economics from the University of Southern California and an M.B.A. from the University of Chicago. He received his Chartered Financial Analyst designation in 1989. Mr. Bowden is also a member of the Financial Analysts Society of San Diego.


SEFTON EQUITY VALUE FUND AND
SMALL COMPANY VALUE FUND


ECONOMY & STOCK MARKET SUMMARY

Currently, there are no signs of a slowdown in aggregate economic activity. The U.S. economy grew (real Gross Domestic Product, "GDP") at a 5.6 percent annual rate in last year's fourth quarter. This pushed the result for 1998 GDP up to a gain of 3.9 percent, for the second year in a row. Inflation statistics continue to remain subdued with the Consumer Price Index registering a year over year gain of only 1.6 percent in December. The annual inflation rate has been below 2 percent since October 1997. As if that was not enough good news for one economy, the unemployment rate for December was 4.3 percent. The last time the unemployment rate was lower than the current reading was back in February, 1970.

Historically the connection between overall economic growth and corporate profitability has been fairly straightforward. However, two notable and probably interrelated developments since the Fall of 1997 have caused the normal relationship to break down. Over the past fifteen months there has been a pronounced decline in the capacity utilization rate among domestic manufacturers as well as a drop in consumer and producer price inflation to practically zero. Weak overseas economies (demand) combined with excess productive capacity (supply) in those markets has resulted in profit margin pressure for many U.S. companies, especially those directly or indirectly selling to or competing with foreign economies. Thus, many companies are facing either flat/falling prices or fewer unit sales or a combination of both. In fact, despite the robust aggregate economic environment described above, it is quite possible that, when final results are tallied in the coming months, total corporate profits (operating as well as reported) will be down in 1998 versus 1997. As a consequence, we have seen many companies straining mightily to show any earnings growth at all. It is interesting to note that at least half of all companies we have tracked that are traded on U.S. stock exchanges are likely to show a modestly negative result when measured in terms of stock price performance and earnings per share change in 1998.

The stock market, like the economy, had two different faces in 1998. The popular market indexes, with substantial weightings in the largest 100 companies in the U.S., raced to a series of new highs. The broader market (our universe has approximately 5,000 companies) languished in 1998. If the year could be summed up in one word, it would be "narrow". Nearly 58% of the companies saw a decline in their stock price last year and 40% were down over 15% during the course of 1998. Using the S&P 500 Index as an example the chart below shows three important items. First, large-capitalization stocks were clearly the best performing stocks last year. Second, weighting returns by market capitalization almost completely eliminates the impact of smaller companies. Finally, value investors looking for low Price/Earnings stocks would have found themselves predominantly in the smaller capitalization names in the universe. Since, historically, returns across the market capitalization spectrum have been fairly equal, with perhaps a slight performance edge to the smaller companies, the extremely divergent returns witnessed in 1998 certainly came as a disappointing surprise. During 1999, we hope and believe that returns in the stock market will once again return to the historical norms.

                      1998 PERFORMANCE OF THE S&P 500 STOCK
                      INDEX BY MARKET CAPITALIZATION DECILE

-----------------------------------------------------------------------------------------
 S&P 500 Stock Index           1998 Market-Cap           1998         Median P/E Multiple
 Market Value Decile           Weighted Return      Median Return     on 1999 Earnings/1/
-----------------------------------------------------------------------------------------
  1 (Largest 50 stocks)              40.2%               33.3%              26.4x
-----------------------------------------------------------------------------------------
  2 (Next 50 largest stocks)         25.9%               25.4%              22.7x
-----------------------------------------------------------------------------------------
  3 (Next 50)                        21.4%               22.0%              20.9x
-----------------------------------------------------------------------------------------
  4 (Next 50)                        15.8%               13.3%              19.9x
-----------------------------------------------------------------------------------------
  5 (Next 50)                         8.8%                9.9%              17.0x
-----------------------------------------------------------------------------------------
  6 (Next 50)                         9.0%                1.6%              15.4x
-----------------------------------------------------------------------------------------
  7 (Next 50)                         9.6%               -2.0%              15.4x
-----------------------------------------------------------------------------------------
  8 (Next 50)                         6.6%              -10.4%              15.3x
-----------------------------------------------------------------------------------------
  9 (Next 50)                         0.9%              -15.8%              13.9x
-----------------------------------------------------------------------------------------
  10 (Smallest 50 stocks)            -4.9%              -23.9%              13.1x
-----------------------------------------------------------------------------------------

Note: The median return represents the performance of the middle stock within the category (half the stocks performed better than the median, half performed worse).

The S&P 500 Stock Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. An investor may not invest in this unmanaged index.

/1/ The P/E (price/earnings) ratio is calculated by dividing the current price of the stock by its trailing 12 months earnings per share.

[PICTURE OF LEIF O. SANCHEZ APPEARS HERE]
Leif O. Sanchez, C.F.A.
Vice President and
Equity Fund Manager

Mr. Sanchez is involved in the areas of equity analysis, trading and portfolio management. He is the co-manager of the Sefton Equity Value Fund and the Sefton Small Company Value Fund. Mr. Sanchez serves as an officer of the Board for the Sefton Mutual Funds and is a member of Sefton Capital Management's (SCM) Management Committee and SCM's Investment Policy Committee.

Mr. Sanchez joined SCM in February 1995 after ten years as Vice President and Equity Portfolio Manager with San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank. During that time, he was co-manager of the Pacifica Equity Value and Pacifica Balanced Mutual Funds and managed customized equity portfolios for individuals and institutions.

Mr. Sanchez received a B.A. in Engineering from Harvard College in Cambridge, Massachusetts and obtained his Chartered Financial Analyst designation in 1989. Mr. Sanchez is also a member of the Financial Analysts Society of San Diego.


INTERVIEW WITH THOMAS BOWDEN & LEIF SANCHEZ
Fund Managers of the Sefton Equity Value Fund

Q:  Tom and Leif, how did the Sefton Equity Value Fund perform in 1998?

A: In contrast to 1996 and 1997, the two year period when the Sefton Equity Value Fund outperformed the Morningstar Growth Fund Average 63.7% to 50.2%, the Fund produced a total return of -9.4%/1/ compared to 18.7%/2/ for the Morningstar Growth Fund Average for the 12 month period ended December 31, 1998. While we are disappointed with the recent performance, we are also aware that the odds were stacked against us in 1998. Growth stocks dramatically outperformed value stocks. Large-capitalization stocks severely outperformed small-capitalization stocks. For example, while the Morningstar Growth Fund Average experienced an average return of 18.7%/2/, the median performance of the Equity Value Fund's universe (stocks that range between $50 million and $400 billion market capitalization) was -7.0 percent. Adding insult to injury was the fact that growth stocks outperformed value stocks (as measured by the S&P 500 index/3/) for the fourth year in a row. The Equity Value Fund is managed as a "Mid-Cap Value" Fund, although the fund is permitted to invest in small-, mid-, and large-capitalization value stocks. This focus served us extremely well over the last several years, even while this group of stocks underperformed. We stuck to our investment style during 1998, electing not to migrate to large, high Price/Earnings multiple stocks, which we have never held before. While the Fund suffered from the lack of exposure to these stocks, we strongly feel that the dramatic difference between valuation levels of growth stocks to value stocks will be unwound sometime during 1999.

/1/ References to total return herein include reinvested dividends and capital gains paid.

/2/ Morningstar Growth Fund Average is an average of growth mutual funds as tracked by Morningstar.

/3/ The S&P 500 Stock Index is a broad-based measurement of changes in stock market conditions based on the market capitalization weighted performance of 500 widely held common stocks.

Q:  What is the outlook for the Fund in 1999?

A: It is very difficult, if not impossible, to call for the turn away from growth stocks and large stocks to smaller stocks and value stocks. If history is any guide (which we believe it is) it is our view that smaller and value stocks are poised in the near term to begin outperforming. We believe the primary catalyst would be an acceleration in world economic activity which would stimulate U.S. export markets and commodity prices. However, there are many other variables which are difficult to predict, such as a final speculative blow-off in the internet stocks, or simply the gross valuation differences between growth and value stocks, which could also propel value stocks. As such, we believe now more than ever is a great time to focus on value stocks, particularly those in the small- and mid-cap area. Presently, the Fund is overweighted (relative to the S&P 500) in the Financial, Utility/REIT, and Basic Industry sectors and underweighted in Health Care, Consumer Staples, Technology, and Manufacturing sectors.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

SEFTON EQUITY VALUE FUND HIGHLIGHTS AS OF DECEMBER 31, 1998*


[PIE CHART APPEARS HERE]

Utilities/REITS    17%
Services            5%
Manufacturing       9%
Finance            21%
Technology          3%
Health Care         7%
Consumer Cyclical   7%
Basic Industry     10%
Energy              6%
Cash                8%
Consumer Staples    7%

Net Assets:                                  $75,153,220
NAV Per Share:                                    $15.33

Top Ten Holdings/1/                            % of Assets

First Energy Corporation                            5.3%
Chase Manhattan Corporation                         3.6%
Dana Corporation                                    3.5%
Ryder Systems, Inc.                                 3.5%
Phillip Morris Companies, Inc.                      3.3%
PPG Industries, Inc.                                3.3%
Atlantic Richfield Company                          3.0%
Mascotech, Inc.                                     3.0%
Cigna Corporation                                   2.8%
USX- Marathon Group                                 2.8%

*   The composition of the Fund's holdings is subject to change.
/1/ Percentages are based upon total net assets.

SEFTON EQUITY VALUE FUND PORTFOLIO PERFORMANCE**


                            [BAR GRAPH APPEARS HERE]

                    One Year     Three Year       Anualized
                                (Annualized)   Since Inception

Sefton Equity
 Value Fund          -9.4%          14.1%            15.6%

Morningstar Growth
 Fund Average        18.7%          21.3%            23.1%

** Performance data quoted represents past performance and is not indicative of future results.

Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

SEFTON EQUITY VALUE FUND
RESULTS OF $10,000 INVESTMENT COMPARISON

Results of a hypothetical $10,000 investment in the Sefton Equity Value Fund, the Morningstar Growth Fund Average* , and the S&P 500 Index.** (Fund inception date: April 3, 1995)

                           [LINE GRAPH APPEARS HERE]

                    Sefton Equity Value Fund     Morningstar Growth Fund Average         S&P 500 Index
           04/95            $ 9,983                          $10,197                        $10,291
           06/95            $10,350                          $10,939                        $10,949
           09/95            $11,280                          $11,904                        $11,819
           12/95            $11,604                          $12,196                        $12,524
           03/96            $12,831                          $12,885                        $13,204
           06/96            $12,973                          $13,480                        $13,801
           09/96            $13,579                          $13,894                        $14,223
           12/96            $15,167                          $14,620                        $15,413
           03/97            $15,555                          $14,366                        $15,817
           06/97            $17,516                          $16,810                        $18,583
           09/97            $19,378                          $18,495                        $19,981
           12/97            $18,997                          $18,217                        $20,556
           06/98            $19,235                          $20,778                        $24,187
           12/98            $17,209                          $21,780                        $26,431



This hypothetical is for illustrative purposes only and is not representative of any particular investment. Performance figures reflect all fees, the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower. Performance data quoted represents past performance and is not indicative of future results. Share price, investment return, and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The Morningstar Growth Fund Average is composed of 1620 funds with an investment objective to invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged indices.

** The Standard & Poor's 500 Index is a broad-based measurement of changes in stock market conditions based on the market capitalization weighted performance of 500 widely held common stocks. An investor may not invest in this unmanaged index.

INTERVIEW WITH THOMAS BOWDEN & LEIF SANCHEZ
Fund Managers of the Sefton Small Company Value Fund

Q:  Tom and Leif, how did the Sefton Small Company Value Fund perform in 1998?
A: The Fund had a difficult time during 1998 as investors focused on more large, liquid stocks. During the 12 month period ended December 31, 1998, the Fund experienced a 15.7%/1/ decline compared to a gain of 0.1%/2/ for the Morningstar Small Company Fund Average. It was a very difficult stock picking environment for the Fund, as the median return for stocks with market capitalizations of under $1 billion was -20%. While most small stocks could be categorized as being involved in a bear market during 1998, large stocks experienced only a mild intra-year correction.

Q:  What is the outlook for the Fund in 1999?
A: Just as value stocks in the S&P 500 Index/3/ have underperformed growth stocks every calendar year since 1994, the Russell 2000/4/ has underperformed the S&P 500 every year since 1994. There are many reasons for this phenomenon, but we believe there are even more reasons why this trend is not likely to continue. We continue to emphasize a diversified holding of value stocks in the portfolio in preparation for the eventual turn. Presently, the Fund is overweighted (relative to the Russell 2000) in the Consumer Cyclical, Manufacturing, and Utility/REIT sectors and underweighted in the Technology, Basic Industry, and Financial sectors.

/1/ References to total return herein include reinvested dividends and capital gains paid.

/2/ Morningstar Small Company Fund Average is an average of small company mutual funds as tracked by Morningstar.

/3/ The S&P 500 Stock Index is a broad-based measurement of changes in stock market conditions based on the market capitalization weighted performance of 500 widely held common stocks. An investor may not invest in this unmanaged index.

/4/ The Russell 2000 Index is a unmanaged stock index generally representative of the small capitalization equity market as a whole. An investor may not invest in this unmanaged index.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Smaller companies generally have a higher company specific risk, and historically, their stocks have experienced a greater degree of market volatility than larger company stocks on average.

SEFTON SMALL COMPANY VALUE FUND HIGHLIGHTS AS OF DECEMBER 31, 1998*


                            [PIE CHART APPEARS HERE]

                             Health Care        7%
                             Consumer Staples   4%
                             Technology         3%
                             Utilities/REITS   16%
                             Finance           12%
                             Cash               8%
                             Services          11%
                             Energy             5%
                             Manufacturing     14%
                             Basic Industry     3%
                             Consumer Cyclical 17%

Net Assets:             $35,336,493
NAV Per Share:              $10.66

Top Ten Holdings/1/                                   % of Assets

Tropical Sportswear Int'l Corporation                    5.1%
EastGroup Property Investors, Inc.                       4.2%
Bedford Property Investors, Inc.                         3.9%
Mascotech, Inc.                                          3.4%
Trinet Corporate Realty Trust                            3.0%
Midcoast Energy Resources, Inc.                          3.0%
Sierra Health Services                                   3.0%
ARM Financial Group, Inc.                                2.8%
Rock Financial Corporation                               2.8%
Tarrant Apparel Group                                    2.5%

*   The composition of the Fund's holdings is subject to change.
/1/ Percentages are based upon total net assets.


SEFTON SMALL COMPANY VALUE FUND PORTFOLIO PERFORMANCE*

                            [BAR GRAPH APPEARS HERE]

                                                       Annualized Since
                                           One Year       Inception

Sefton Small Company Value Fund            -15.7%           -6.8%
Morningstar Small Company Fund Average       0.1%            7.4%

** Performance data quoted represents past performance and is not indicative of future results.

Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

SEFTON SMALL COMPANY VALUE FUND
RESULTS OF $10,000 INVESTMENT COMPARISON

Results of a hypothetical $10,000 investment in the Sefton Small Company Value Fund, the Morningstar Small Company Fund Average*, and the Russell 2000 Small Company Index.** (Fund inception date: June 30, 1997)

                           [LINE GRAPH APPEARS HERE]


                  Sefton Small Company Value Fund     Morningstar Small Company Fund Average    Russell 2000 Small Company Index
       06/97                  $10,000                                 $10,000                                $10,000
       07/97                  $10,341                                 $10,634                                $10,465
       08/97                  $10,432                                 $10,852                                $10,705
       09/97                  $11,004                                 $11,682                                $11,488
       10/97                  $10,754                                 $11,171                                $10,984
       11/97                  $10,495                                 $11,020                                $10,912
       12/97                  $10,676                                 $11,093                                $11,103
       01/98                  $10,626                                 $10,937                                $10,928
       02/98                  $11,053                                 $11,778                                $11,735
       03/98                  $11,593                                 $12,341                                $12,218
       04/98                  $11,711                                 $12,444                                $12,285
       05/98                  $11,350                                 $11,746                                $11,623
       06/98                  $10,883                                 $11,849                                $11,648
       12/98                  $ 9,002                                 $11,125                                $10,821



This hypothetical is for illustrative purposes only and is not representative of any particular investment. Performance figures reflect all fees, the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower. Performance data quoted represents past performance and is not indicative of future results. Share price, investment return, and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

* The Morningstar Small Company Fund Average is composed of 688 funds with an investment objective that seeks to invest in companies with market capitalizations of less than $1 billion and have virtually no dividend income.

** The Russell 2000 is an unmanaged stock index generally representative of the small capitalization equity market as a whole and cannot be invested in directly.

DEFINITIONS OF COMMON TERMS

Gain (or Loss)

If a stock or bond appreciates in price, there is an unrealized gain; if it depreciates, there is an unrealized loss. A gain or loss is "realized" upon the sale of a security; if a fund's net gains exceed net losses, there may be a capital gain distribution to shareholders. There also could be an ordinary income distribution, income from the normal activities of the fund, if the net gain is short-term, or no distribution if there is a capital loss carryover. The carry over offers a tax benefit that allows the Fund to apply losses to reduce tax liability.

Dividend

Net income generated by securities in a fund and distributed to shareholders. The Sefton U.S. Government Fund and the Sefton California Tax-Free Fund pay dividends monthly. The Sefton Equity Value Fund and the Sefton Small Company Value Fund pay dividends quarterly.

Net Asset Value (NAV) Per Share

Total market value of all securities and other assets held by a portfolio, minus liabilities, divided by the number of shares outstanding. It is the value of a single share of a mutual fund on a given day. The total market value of your investment would be the NAV multiplied by the number of shares you own. NAV generally fluctuates daily for all the Sefton Funds.

Certificates of Participation

Certificates of participation (COPs), or lease-secured bonds, represent a bondholder's proportionate interest in rental payments made under a municipal lease contract. The payments are normally made pursuant to a lease and trust agreement. This type of tax-exempt municipal leasing has become an attractive alternative to traditional bond financing.

Insured Bonds

Insured bonds are municipal obligations covered by insurance policies issued by independent insurance companies. The policies insure the payment of principal and interest. Examples of such companies would be MBIA (Municipal Bond Investors Assurance Corporation), AMBAC (AMBAC Indemnity Corporation), FGIC (Federal Guaranty Insurance Company) or FSA (Financial Security Assurance, Inc.). Bonds insured by MBIA, AMBAC, FGIC and FSA are rated AAA.

General Obligation Bonds

General obligation bonds (GOs) are debts backed by the general taxing power of the issuer. Payment of the obligation may be backed by a specific tax or the issuer's general tax fund. Examples of GOs include sidewalk bonds, sewer bonds, street bonds and so on. These bonds are also known as full faith and credit bonds because the debt is a general obligation of the issuer.

Revenue Bonds

Revenue bonds are issued to provide capital for the construction of a revenue-producing facility. The interest and principal payments are backed to the extent that the facility produces revenue to pay. Examples of revenue bonds include toll bridges, roads, parking lots and ports. The municipality is not obligated to cover debt payments on revenue bonds in default.

Bond Ratings

The quality of bonds can, to some degree, be determined from the ratings of the two most prominent rating services: Moody's and Standard & Poor's. The ratings are used by the government and industry regulatory agencies, the investing public and portfolio managers as a guide to the relative security and value of each bond. The ratings are not used as an absolute factor in determining the strength of the pledge securing a particular issue. However, since Moody's and Standard & Poor's rate bonds on a fee basis, some issuers choose not to be rated. Many non-rated issues are sound investments.

Description of Moody's Bond Ratings:

Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally know as high-grade bonds. A -- possess many favorable investment attributes and are to be considered as "upper medium-grade obligations"; Baa -- considered to be medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba -- judged to have speculative elements, their future cannot be considered as well-assured; B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing, may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree, often in default; C -- lowest-rated class of bonds, regarded as having extremely poor prospects.

Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

Description of S&P's Bond Ratings:

Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA -- highest-grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- also qualify as high-grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only to a small degree; A -- regarded as upper medium-grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. This group is the lowest, which qualifies for commercial bank investment. BB, B, CCC, CC -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

Description of Moody's Ratings of Notes and Variable Rate Demand Instruments:
Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample, although not as large as in the preceding group.

Total Return

Total return measures a portfolio's performance over a stated period of time, taking into account the combination of dividends paid and the gain or loss in the value of the securities held in the portfolio. It may be expressed on an average annual basis or a cumulative basis (total change over a given period).

Whenever a portfolio, other than a money market portfolio, reports any type of performance, it must also report the average annual total return according to the standardized calculation developed by the SEC. This standardized calculation was introduced to help investors compare different mutual funds on an equal performance basis. The SEC average annual total return calculation includes the effects of all of the fund's fees and expenses and assumes the reinvestment of all dividends and capital gains.

Sefton U.S. Government Fund
STATEMENT OF INVESTMENTS
December 31, 1998

    Face                                                             Market
   Value                                                              Value
   -----                                                             ------

            CORPORATE BONDS 22.5%
------------------------------------------------------------------------------
            Finance 8.6%
------------------------------------------------------------------------------
 $1,000,000 Countrywide Home Loan, 7.45%, 9/16/03                  $ 1,049,078
    500,000 Lehman Brothers Holdings, Inc., 8.75%, 5/15/02             534,033
  1,000,000 Lehman Brothers Holdings, Inc., 7.25%, 10/15/03          1,031,635
    500,000 Salomon, Inc., 9.25%, 5/1/01                               538,748
                                                                   -----------
                                                                     3,153,494
                                                                   -----------
            Industrial 13.9%
------------------------------------------------------------------------------
  1,000,000 Boise Cascade Co., 7.70%, 1/30/03                          990,689
    500,000 Boise Cascade Co., 7.90%, 12/15/03                         497,734
    500,000 Bowater, Inc., 8.25%, 10/15/99                             509,202
  1,500,000 Coca Cola Bottling Co. Consolidated, 6.85%, 11/1/07      1,544,857
    500,000 Royal Caribbean Cruises Ltd., 8.25%, 4/1/05                537,501
  1,000,000 Royal Caribbean Cruises Ltd., 7.00%, 10/15/07            1,002,803
                                                                   -----------
                                                                     5,082,786
                                                                   -----------
 TOTAL CORPORATE BONDS
  (Cost $8,160,225)                                                  8,236,280
                                                                   -----------
            U.S. GOVERNMENT AGENCY 2.5%
------------------------------------------------------------------------------
    875,000 Freddie Mac, 8.53%, 2/2/05                                 907,236
                                                                   -----------
 TOTAL U.S. GOVERNMENT AGENCY
  (Cost $897,213)                                                      907,236
                                                                   -----------
            U.S. GOVERNMENT AGENCIES--MORTGAGE BACKED 22.8%
------------------------------------------------------------------------------
  1,400,000 Fannie Mae, 6.00%, 8/25/08, Series 1994-34, Class C,
            Collateralized Mortgage Obligation                       1,412,207
    598,640 Fannie Mae, 7.00%, 5/1/14, Pool #190783                    612,634
    384,187 Fannie Mae, 8.00%, 1/1/15, Pool #250232                    397,663
  1,536,875 Fannie Mae, 6.50%, 6/1/16, Pool #368930                  1,554,936
    450,501 Freddie Mac, 7.50%, 7/1/09, Pool #E00326                   464,180
    965,540 Freddie Mac, 7.50%, 4/1/14, Pool #C90060                   993,212
    657,518 Freddie Mac, 7.00%, 4/1/16, Pool #C90133                   672,648
  1,251,096 Freddie Mac, 6.10%, 11/15/16, Series 1501, Class F,
             Collateralized Mortgage Obligation                      1,255,757
    952,474 Ginnie Mae, 7.00%, 7/20/13, Pool #2626                     975,594
                                                                   -----------
 TOTAL U.S. GOVERNMENT AGENCIES--MORTGAGE BACKED
  (Cost $8,163,310)                                                  8,338,831
                                                                   -----------

Sefton U.S. Government Fund
STATEMENT OF INVESTMENTS (continued)
December 31, 1998

    Face                                                              Market
   Value                                                               Value
   -----                                                              ------

            U.S. TREASURY BOND 3.3%
-------------------------------------------------------------------------------
 $1,000,000 7.25%, 5/15/16                                          $ 1,213,438
                                                                    -----------
 TOTAL U.S. TREASURY BOND
  (Cost $980,394)                                                     1,213,438
                                                                    -----------
            U.S. TREASURY NOTES 42.7%
-------------------------------------------------------------------------------
  1,000,000 7.75%, 2/15/01                                            1,061,875
  1,500,000 6.25%, 10/31/01                                           1,562,813
  2,000,000 7.50%, 5/15/02                                            2,171,876
  2,200,000 6.25%, 2/15/03                                            2,325,813
  2,000,000 7.25%, 8/15/04                                            2,250,000
  2,000,000 7.88%, 11/15/04                                           2,317,499
  2,000,000 7.50%, 2/15/05                                            2,290,000
  1,500,000 6.50%, 10/15/06                                           1,665,470
                                                                    -----------
 TOTAL U.S. TREASURY NOTES
  (Cost $14,432,688)                                                 15,645,346
                                                                    -----------
            U.S. TREASURY STRIP 3.3%
-------------------------------------------------------------------------------
  4,000,000 8/15/20                                                   1,209,780
                                                                    -----------
 TOTAL U.S. TREASURY STRIP
  (Cost $919,771)                                                     1,209,780
                                                                    -----------
            REPURCHASE AGREEMENT 2.0%
-------------------------------------------------------------------------------
    738,000 Union Bank of California Repurchase Agreement, 4.25%,
             dated 12/30/98 and maturing 1/4/99 with a maturity
             value of $738,335, collateralized by $736,800,
             Freddie Mac, 6.10%, due 12/15/09 with a value of
             $823,648                                                   738,000
                                                                    -----------
 TOTAL REPURCHASE AGREEMENT
  (Cost $738,000)                                                       738,000
                                                                    -----------

Sefton U.S. Government Fund
STATEMENT OF INVESTMENTS (continued)
December 31, 1998

    Face                                                             Market
   Value                                                              Value
   -----                                                             ------

            CASH SWEEP ACCOUNT 0.0%
--------------------------------------------------
 $      449 Union Bank of California                            $       449
                                                                -----------
 TOTAL CASH SWEEP ACCOUNT
  (Cost $449)                                                           449
                                                                -----------


 TOTAL INVESTMENTS
  (Cost $34,292,050) (a)                                99.1%    36,289,360
 OTHER ASSETS IN EXCESS OF LIABILITIES                   0.9%       336,696
---------------------------------------------------------------------------
 TOTAL NET ASSET                                     $ 100.0%   $36,626,056
---------------------------------------------------------------------------
---------------------------------------------------------------------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.... $2,049,356
   Unrealized depreciation....    (52,046)
                               ----------
   Net unrealized
    appreciation.............. $1,997,310
                               ==========

See Notes to Financial Statements.

Sefton U.S. Government Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS:
Investments, at value (cost-$33,554,050)                          $35,551,360
Repurchase Agreements (cost-$738,000)                                 738,000
Interest receivable                                                   507,071
Receivable for investments sold                                        20,134
Organizational costs, net of accumulated amortization                  10,398
Prepaid expenses                                                          700
-----------------------------------------------------------------------------
Total Assets                                                       36,827,663
-----------------------------------------------------------------------------
LIABILITIES:
Payable for capital shares redeemed                                     2,249
Dividend payable                                                      168,965
Payables:
 Investment advisory fees                                              15,628
 Administration fees                                                      600
 Other                                                                 14,165
-----------------------------------------------------------------------------
Total Liabilities                                                     201,607
-----------------------------------------------------------------------------
NET ASSETS:                                                       $36,626,056
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                                   $34,614,405
Undistributed (distributions in excess of) net investment income       12,165
Accumulated net realized gain (loss) on investment transactions         2,176
Net unrealized appreciation (depreciation) of investments           1,997,310
-----------------------------------------------------------------------------
NET ASSETS:                                                       $36,626,056
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Shares of beneficial interest outstanding                           2,855,696
-----------------------------------------------------------------------------
Net asset value, offering, and redemption price per share              $12.83
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

See Notes to Financial Statements.

Sefton U.S. Government Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998

INVESTMENT INCOME:
Interest income                                                  $2,383,315
Dividend income                                                          37
----------------------------------------------------------------------------
Total Investment Income                                           2,383,352
----------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                            225,370
Administration fees                                                  56,342
Shareholder servicing fees                                            4,847
Fund accounting fees                                                 34,971
Professional fees                                                    33,299
Transfer agency fees                                                  9,643
Custody fees                                                             98
Other                                                                27,842
----------------------------------------------------------------------------
Total expenses                                                      392,412
----------------------------------------------------------------------------
Expenses waived by:
 Investment Adviser                                                 (37,561)
----------------------------------------------------------------------------
Net Expenses                                                        354,851
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                             2,028,501
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investment transactions                 104,888
Net change in unrealized appreciation (depreciation)                545,227
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              650,115
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $2,678,616
----------------------------------------------------------------------------
----------------------------------------------------------------------------

See Notes to Financial Statements.

Sefton U.S. Government Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                       For the       For the
                                                      Year Ended   Period Ended
                                                     December 31,  December 31,
                                                         1998        1997(1)
                                                     ------------  ------------
FROM INVESTMENT ACTIVITIES:
Net investment income                                $ 2,028,501   $ 1,387,887
Net realized gain (loss) on investment transactions      104,888          (803)
Net change in unrealized appreciation
 (depreciation)                                          545,227     1,613,047
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                       2,678,616     3,000,131
-------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                               (2,028,496)   (1,387,887)
Distributions to shareholders from net realized
 gains from investment transactions                      (48,432)            -
-------------------------------------------------------------------------------
Change in net assets from investment activities          601,688     1,612,244
-------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares                           8,013,526     4,888,839
Net asset value of shares issued to shareholders
 from reinvestment of dividends and distributions      1,393,380       851,626
Cost of shares redeemed                               (8,660,721)   (2,136,602)
-------------------------------------------------------------------------------
Change in net assets from beneficial interest
 transactions                                            746,185     3,603,863
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                  1,347,873     5,216,107
NET ASSETS:
Beginning of period                                   35,278,183    30,062,076
-------------------------------------------------------------------------------
End of period                                        $36,626,056   $35,278,183
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Issued                                                   631,624       394,674
Reinvested                                               109,242        69,048
Redeemed                                                (679,559)     (171,902)
-------------------------------------------------------------------------------
Change in shares                                          61,307       291,820
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.

See Notes to Financial Statements.

Sefton U.S. Government Fund
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                               For the      For the       For the     For the
                              Year Ended  Period Ended   Year Ended Period Ended
                             December 31, December 31,   March 31,   March 31,
                                 1998       1997(4)         1997      1996(1)
                             ------------ ------------   ---------- ------------
Net asset value--beginning
 of period                     $ 12.62      $ 12.01       $ 12.35     $ 12.00
---------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income            0.69         0.52          0.69        0.71
 Net realized and
  unrealized gain (loss) on
  investment transactions         0.23         0.61         (0.29)       0.37
---------------------------------------------------------------------------------
Total income from
 investment operations            0.92         1.13          0.40        1.08
---------------------------------------------------------------------------------
Dividends and distributions
 to shareholders:
 Dividends from net
  investment income              (0.69)       (0.52)        (0.69)      (0.71)
 Distributions from net
  realized gains from
  investment transactions        (0.02)           -         (0.05)      (0.02)
---------------------------------------------------------------------------------
Total dividends and
 distributions                   (0.71)       (0.52)        (0.74)      (0.73)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Net asset value--end of
 period                        $ 12.83      $ 12.62       $ 12.01     $ 12.35
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total return                      7.42%        9.59%(2)      3.31%       9.06%(2)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                       $36,626      $35,278       $30,062     $19,096
---------------------------------------------------------------------------------
Ratio of net expenses to
 average net assets               0.94%        1.02%(3)      1.09%       1.02%(3)
---------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets                           5.40%        5.60%(3)      5.64%       5.68%(3)
---------------------------------------------------------------------------------
Ratio of expenses to
 average net assets without
 fee waivers                      1.04%        1.17%(3)      1.39%       1.39%(3)
---------------------------------------------------------------------------------
Portfolio turnover rate(5)       12.94%        5.49%        11.94%      45.41%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

(1) Fund commenced investment operations April 3, 1995.
(2) Total return is not annualized.
(3) Annualized.
(4) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.
(5) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with maturity dates of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period.

See Notes to Financial Statements.

Sefton California Tax-Free Fund
STATEMENT OF INVESTMENTS
December 31, 1998

    Face                                        Moody's/S&P   Market
   Value                                          Ratings      Value
   -----                                        -----------   ------
                                                (Unaudited)
            CERTIFICATE OF PARTICIPATION 4.3%
-----------------------------------------------------------------------
 $1,500,000 West Covina, California
             Hospital, Certificate of
             Participation, 6.50%, 8/15/14,
             Prerefunded 8/15/04 @ 102             A2/NR    $ 1,727,730
                                                            -----------
 TOTAL CERTIFICATE OF PARTICIPATION
  (Cost $1,502,748)                                           1,727,730
                                                            -----------
            EDUCATION 14.0%
-----------------------------------------------------------------------
  1,690,000 California Educational
             Facilities Authority, Pomona
             College, 6.13%, 2/15/08,
             Callable 2/15/02 @ 102               AAA/AA+     1,838,805
  1,500,000 California Educational
             Facilities Authority, Santa
             Clara University, 6.25%,
             2/1/16, Prerefunded 2/1/02 @
             102                                   A1/NR      1,642,680
    500,000 California State Public Works
             Board University, 6.63%,
             10/1/10, Prerefunded 10/1/02 @
             102                                   AAA/A        561,985
  1,500,000 University of California
             Revenue Series B, 6.30%,
             9/1/15, Prerefunded 9/1/03 @
             102                                  AAA/A+      1,694,055
                                                            -----------
 TOTAL EDUCATION
  (Cost $5,198,738)                                           5,737,525
                                                            -----------
            FLOATING RATE NOTES 1.0%
-----------------------------------------------------------------------
    100,000 California Pollution Control
             Finance Authority, Series C,
             5.20%, 2/28/08, (b)                   A1/A+        100,000
    300,000 California Pollution Control
             Finance Authority, Series D,
             5.20%, 2/28/08, (b)                   A1/A+        300,000
                                                            -----------
 TOTAL FLOATING RATE NOTES
  (Cost $400,000)                                               400,000
                                                            -----------
            GENERAL OBLIGATION BONDS 11.2%
-----------------------------------------------------------------------
  1,325,000 California State, 6.25%, 4/1/08       AA3/A+      1,536,841
  1,895,000 California State Veterans
             General Obligation, 5.15%,
             12/1/14, Callable 12/1/08 @
             101                                  Aa3/A+      1,932,995
  1,000,000 Oakland California, Series B,
             5.88%, 6/15/19, Callable
             6/15/05 @ 102, FSA                   Aaa/AAA     1,089,220
                                                            -----------
 TOTAL GENERAL OBLIGATION BONDS
  (Cost $4,274,410)                                           4,559,056
                                                            -----------

Sefton California Tax-Free Fund
STATEMENT OF INVESTMENTS (continued)
December 31, 1998

    Face                                      Moody's/S&P   Market
   Value                                        Ratings      Value
   -----                                      -----------   ------
                                              (Unaudited)
            HEALTH 10.4%
---------------------------------------------------------------------
 $1,000,000 California Health Facilities
             Authorities Revenue, 5.00%,
             11/15/13                           Aaa/AAA   $ 1,023,890
  1,500,000 California Health Facilities
             Finance Authorities, 6.25%,
             10/1/13, Callable 10/1/01 @
             102, MBIA                          Aaa/AAA     1,617,825
  1,000,000 Stockton, California, Health
             Facilities, Dameron Hospital
             Assoc., Series A, 5.35%,
             12/1/09, Callable 12/1/07 @
             102                                NR/BBB+     1,051,650
    500,000 Stockton, California, Health
             Facilities, Dameron Hospital
             Assoc., Series A, 5.45%,
             12/1/10, Callable 12/1/07 @
             102                                NR/BBB+       525,520
                                                          -----------
 TOTAL HEALTH
  (Cost $3,986,327)                                         4,218,885
                                                          -----------
            HOUSING 6.0%
---------------------------------------------------------------------
  1,460,000 California Housing Finance
             Agency, Series F, 5.95%,
             8/1/14, Callable 8/1/05 @ 102,
             MBIA                               Aaa/AAA     1,561,017
    800,000 California Housing Finance
             Agency, Series L, 5.90%,
             8/1/17, Callable 2/1/06 @ 102,
             MBIA                               Aaa/AAA       852,616
                                                          -----------
 TOTAL HOUSING
  (Cost $2,260,000)                                         2,413,633
                                                          -----------
            POWER 6.6%
---------------------------------------------------------------------
  1,500,000 M-S-R Pubic Power Agency,
             California San Juan Project,
             Series F, 6.00%, 7/1/20,
             Callable 7/1/03 @ 102, AMBAC       Aaa/AAA     1,643,955
  1,000,000 Northern California Power
             Agency Revenue, 5.00%, 7/1/15,
             Callable 7/1/08 @ 101, MBIA        Aaa/AAA     1,016,630
                                                          -----------
 TOTAL POWER
  (Cost $2,498,259)                                         2,660,585
                                                          -----------
            PRISONS 2.7%
---------------------------------------------------------------------
  1,000,000 California State Public Works
             Board University, 5.25%,
             12/1/08                            Aaa/AAA     1,090,090
                                                          -----------
 TOTAL PRISONS
  (Cost $969,975)                                           1,090,090
                                                          -----------

Sefton California Tax-Free Fund
STATEMENT OF INVESTMENTS (continued)
December 31, 1998

    Face                                      Moody's/S&P   Market
   Value                                        Ratings      Value
   -----                                      -----------   ------
                                              (Unaudited)
            REVENUE 9.3%
---------------------------------------------------------------------
 $1,000,000 Mountain View California,
             Shoreline Regional Park,
             Series A, 5.50%, 8/1/21,
             Callable 8/1/06 @ 102, MBIA        Aaa/AAA   $ 1,052,050
  1,000,000 Port of Oakland, 5.60%,
             11/1/19, Callable 11/01/07 @
             102, MBIA                          Aaa/AAA     1,065,590
  1,500,000 San Francisco Port Commission,
             5.90%, 7/1/09, Callable 7/1/04
             @ 102                               A1/A-      1,648,725
                                                          -----------
 TOTAL REVENUE
  (Cost $3,417,931)                                         3,766,365
                                                          -----------
            TRANSPORTATION 12.5%
---------------------------------------------------------------------
  1,500,000 San Diego Regional
             Transportation Commission,
             California Sales Tax, Series
             A, 5.00%, 4/1/07, FGIC             Aaa/AAA     1,597,920
  1,800,000 San Francisco Airport,
             California, City/County,
             5.38%, 5/1/17, Callable 5/1/06
             @ 102, MBIA                        Aaa/AAA     1,885,554
  1,500,000 San Francisco Bay Area Rapid
             Transit, Sales Tax Revenue,
             5.50%, 7/1/15, Callable 7/1/05
             @ 101, FGIC                        Aaa/AAA     1,581,900
                                                          -----------
 TOTAL TRANSPORTATION
  (Cost $4,625,165)                                         5,065,374
                                                          -----------
            WASTE 9.6%
---------------------------------------------------------------------
  1,200,000 Los Angeles California Waste
             Water Revenue Bond, 5.00%,
             6/1/14, Callable 6/1/08 @ 101,
             FGIC                               Aaa/AAA     1,232,652
  1,500,000 San Jose-Santa Clara Water
             District Financing, 5.38%,
             11/15/15, Callable 11/15/05 @
             101, FGIC                          Aaa/AAA     1,572,930
  1,000,000 Tulare California Sewer
             Revenue, 5.70%, 11/15/15,
             Callable 11/15/06 @ 102, MBIA      Aaa/AAA     1,092,000
                                                          -----------
 TOTAL WASTE
  (Cost $3,619,644)                                         3,897,582
                                                          -----------

Sefton California Tax-Free Fund
STATEMENT OF INVESTMENTS (continued)
December 31, 1998

    Face                                      Moody's/S&P   Market
   Value                                        Ratings      Value
   -----                                      -----------   ------
                                              (Unaudited)
            WATER 11.1%
---------------------------------------------------------------------
 $1,700,000 Marin California Municipal
             Water District, 5.55%, 7/1/13,
             Callable 7/1/03 @ 102               A1/AA    $ 1,789,369
  1,000,000 Rancho California, Water
             District Financing Authority,
             Series A, 5.88%, 11/1/10,
             Callable 11/1/05 @ 102, FGIC       Aaa/AAA     1,113,400
  1,500,000 San Francisco, California,
             City/County, Public Utility
             Commission Water, Series A,
             6.00%, 11/1/15, Callable
             11/1/02 @ 100                      A1/AA-      1,597,035
                                                          -----------
 TOTAL WATER
  (Cost $4,245,952)                                         4,499,804
                                                          -----------
 TOTAL INVESTMENTS
  (Cost $36,999,149) (a)                          98.7%    40,036,629
 OTHER ASSETS IN EXCESS OF LIABILITIES             1.3%       527,292
---------------------------------------------------------------------
 TOTAL NET ASSETS                                100.0%   $40,563,921
---------------------------------------------------------------------
---------------------------------------------------------------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.... $3,037,480
   Unrealized depreciation....         (0)
                               ----------
   Net unrealized
    appreciation.............. $3,037,480
                               ==========

(b) Floating rate security--rate disclosed as of December 31, 1998.

AMBAC--American Municipal Bond Assurance Corporation.
FGIC--Financial Guaranty Insurance Company.
FSA--Financial Security Assurance Corporation.
MBIA--Municipal Bond Insurance Company.

See Notes to Financial Statements.

Sefton California Tax-Free Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS:
Investments, at value (cost-$36,999,149)                          $40,036,629
Cash                                                                   56,291
Interest receivable                                                   603,763
Receivable for investments sold                                        36,410
Organizational costs, net of accumulated amortization                  10,398
Prepaid expenses                                                        1,573
------------------------------------------------------------------------------
Total Assets                                                       40,745,064
------------------------------------------------------------------------------
LIABILITIES:
Payable for capital shares redeemed                                     4,586
Dividend payable                                                      148,761
Payables:
 Investment advisory fees                                              15,552
 Administration fees                                                      665
 Other                                                                 11,579
------------------------------------------------------------------------------
Total Liabilities                                                     181,143
------------------------------------------------------------------------------
NET ASSETS:                                                       $40,563,921
------------------------------------------------------------------------------
------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                                   $37,526,158
Undistributed (distributions in excess of) net investment income        3,609
Accumulated net realized gain (loss) on investment transactions        (3,326)
Net unrealized appreciation (depreciation) of investments           3,037,480
------------------------------------------------------------------------------
NET ASSETS:                                                       $40,563,921
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Shares of beneficial interest outstanding                           3,122,739
------------------------------------------------------------------------------
Net asset value, offering, and redemption price per share              $12.99
------------------------------------------------------------------------------
------------------------------------------------------------------------------

See Notes to Financial Statements.

Sefton California Tax-Free Fund
STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
Interest income                                                  $2,186,750
----------------------------------------------------------------------------
Total Investment Income                                           2,186,750
----------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                            253,518
Administration fees                                                  63,379
Shareholder servicing fees                                            4,226
Fund accounting fees                                                 36,740
Professional fees                                                    35,635
Transfer agency fees                                                  9,450
Custody fees                                                          1,380
Other                                                                35,736
----------------------------------------------------------------------------
Total expenses                                                      440,064
----------------------------------------------------------------------------
Expenses waived by:
 Investment Adviser                                                 (63,379)
----------------------------------------------------------------------------
Net Expenses                                                        376,685
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                             1,810,065
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investment transactions                 195,883
Net change in unrealized appreciation (depreciation)                521,090
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              716,973
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $2,527,038
----------------------------------------------------------------------------
----------------------------------------------------------------------------

See Notes to Financial Statements.

Sefton California Tax-Free Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                       For the       For the
                                                      Year Ended   Period Ended
                                                     December 31,  December 31,
                                                         1998        1997(1)
                                                     ------------  ------------
FROM INVESTMENT ACTIVITIES:
Net investment income                                $ 1,810,065   $ 1,304,902
Net realized gain (loss) on investment transactions      195,883             -
Net change in unrealized appreciation
 (depreciation)                                          521,090     1,943,972
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                       2,527,038     3,248,874
-------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                               (1,810,065)   (1,304,902)
Distributions to shareholders from net realized
 gains from investment transactions                     (199,209)     (208,193)
-------------------------------------------------------------------------------
Change in net assets from investment activities          517,764     1,735,779
-------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares                           5,281,259     3,381,101
Net asset value of shares issued to shareholders
 from reinvestment of dividends and distributions      1,742,462     1,313,097
Cost of shares redeemed                               (7,280,193)   (1,631,727)
-------------------------------------------------------------------------------
Change in net assets from beneficial interest
 transactions                                           (256,472)    3,062,471
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                    261,292     4,798,250
NET ASSETS:
Beginning of period                                   40,302,629    35,504,379
-------------------------------------------------------------------------------
End of period                                        $40,563,921   $40,302,629
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Issued                                                   408,512       269,302
Reinvested                                               134,555       104,074
Redeemed                                                (559,510)     (130,527)
-------------------------------------------------------------------------------
Change in shares                                         (16,443)      242,849
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.

See Notes to Financial Statements.

Sefton California Tax-Free Fund
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                              For the      For the       For the     For the
                             Year Ended  Period Ended   Year Ended Period Ended
                            December 31, December 31,   March 31,   March 31,
                                1998       1997(4)         1997      1996(1)
                            ------------ ------------   ---------- ------------
Net asset value--beginning
 of period                    $ 12.84      $ 12.26       $ 12.19     $ 12.00
--------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income           0.55         0.43          0.59        0.58
 Net realized and
  unrealized gain on
  investment transactions        0.21         0.65          0.09        0.20
--------------------------------------------------------------------------------
Total income from
 investment operations           0.76         1.08          0.68        0.78
--------------------------------------------------------------------------------
Dividends and
 distributions to
 shareholders:
 Dividends from net
  investment income             (0.55)       (0.43)        (0.59)      (0.58)
 Distributions from net
  realized gains from
  investment transactions       (0.06)       (0.07)        (0.02)      (0.01)
--------------------------------------------------------------------------------
Total dividends and
 distributions                  (0.61)       (0.50)        (0.61)      (0.59)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net asset value--end of
 period                       $ 12.99      $ 12.84       $ 12.26     $ 12.19
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total return                     6.11%        8.93%(2)      5.69%       6.60%(2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                      $40,564      $40,303       $35,504     $42,593
--------------------------------------------------------------------------------
Ratio of net expenses to
 average net assets              0.89%        0.94%(3)      0.88%       0.83%(3)
--------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets                          4.28%        4.54%(3)      4.83%       4.83%(3)
--------------------------------------------------------------------------------
Ratio of expenses to
 average net assets
 without fee waivers             1.04%        1.12%(3)      1.17%       1.16%(3)
--------------------------------------------------------------------------------
Portfolio turnover rate(5)      36.44%       12.97%        14.52%      93.90%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Fund commenced investment operations April 3, 1995.
(2) Total return is not annualized.
(3) Annualized.
(4) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.
(5) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with maturity dates of one year or less at the time of acquisition) for the pe-riod and dividing it by the monthly average of the market value of such se-curities during the period.

See Notes to Financial Statements.

Sefton Equity Value Fund
STATEMENT OF INVESTMENTS
December 31, 1998

                                                        Market
   Shares                                                Value
   ------                                               ------

            COMMON STOCKS 89.4%
-----------------------------------------------------------------
            Basic Industry 10.1%
-----------------------------------------------------------------
     20,000 Aluminum Company of America               $ 1,487,875
     39,400 Fort James Corp.                            1,576,000
     38,900 Owens-Illinois, Inc.*                       1,191,313
     43,000 PPG Industries, Inc.                        2,504,750
     50,000 Synthetic Industries, Inc.*                   837,500
                                                      -----------
                                                        7,597,438
                                                      -----------
            Consumer Cyclicals 6.6%
-----------------------------------------------------------------
     32,000 BJ's Wholesale Club, Inc.*                  1,503,281
     50,500 Burlington Coat Factory Warehouse Corp.       823,781
     45,000 Dillards, Inc. Class A                      1,276,875
     54,200 Warnaco Group, Inc.                         1,368,550
                                                      -----------
                                                        4,972,487
                                                      -----------
            Consumer Staples 6.5%
-----------------------------------------------------------------
     25,000 Dole Foods Co.                                750,000
     47,000 Phillip Morris Cos., Inc.                   2,514,500
     32,200 Suiza Foods Corp.*                          1,640,188
                                                      -----------
                                                        4,904,688
                                                      -----------
            Energy 5.8%
-----------------------------------------------------------------
     35,000 Atlantic Richfield Co.                      2,283,750
     68,800 USX-Marathon Group                          2,072,600
                                                      -----------
                                                        4,356,350
                                                      -----------
            Finance 20.8%
-----------------------------------------------------------------
     26,500 Allstate Corp.                              1,023,562
     25,000 Astoria Financial Corp.                     1,143,750
     22,000 Bank One Corp.                              1,123,375
     40,000 Chase Manhattan Corp.                       2,722,499
     27,600 Cigna Corp.                                 2,133,825
     53,000 FirstFed Financial Corp.*                     947,375
     54,800 Liberty Financial Companies, Inc.           1,479,600
     20,000 PNC Financial Corp.                         1,082,500
     88,900 Rock Financial Corp.                        1,155,700
     91,000 Sovereign Bancorp, Inc.                     1,296,750
     40,000 Washington Mutual, Inc.                     1,527,500
                                                      -----------
                                                       15,636,436
                                                      -----------

Sefton Equity Value Fund
STATEMENT OF INVESTMENTS (continued)
December 31, 1998

                                                    Market
   Shares                                            Value
   ------                                           ------

            Health Care 7.0%
-------------------------------------------------------------
     70,000 Foundation Health Systems, Inc.*      $   835,625
     63,000 Genesis Health Ventures, Inc.*            551,250
     60,000 Healthsouth Corp.*                        926,250
     45,000 Humana, Inc.*                             801,563
     76,000 Integrated Health Services*             1,073,500
     50,000 Sierra Health Services*                 1,053,125
                                                  -----------
                                                    5,241,313
                                                  -----------
            Manufacturing 8.5%
-------------------------------------------------------------
     65,000 Dana Corp.                              2,656,875
    130,000 Mascotech, Inc.                         2,226,250
     40,000 Standard Products Co.                     815,000
     40,000 Watts Industries, Inc.                    665,000
                                                  -----------
                                                    6,363,125
                                                  -----------
            Services 5.0%
-------------------------------------------------------------
     75,000 Harrah's Entertainment, Inc.*           1,176,563
    100,000 Ryder Systems, Inc.                     2,600,000
                                                  -----------
                                                    3,776,563
                                                  -----------
            Technology 2.2%
-------------------------------------------------------------
     25,000 Harris Corp.                              915,625
     22,000 Storage Tech. Corp.*                      782,375
                                                  -----------
                                                    1,698,000
                                                  -----------
            Utilities/REITS 16.9%
-------------------------------------------------------------
     75,000 Bedford Property Investors, Inc.        1,265,625
     64,800 Carramerica Realty Corp.                1,555,200
     70,000 EastGroup Property Investors, Inc.      1,290,625
    100,200 Equity Inns, Inc.                         964,425
    122,000 FirstEnergy Corp.                       3,972,624
     18,600 General Public Utility, Inc.              821,888
     52,000 Highwoods Properties, Inc.              1,339,000
     55,000 TriNet Corporate Realty Trust, Inc.     1,471,250
                                                  -----------
                                                   12,680,637
                                                  -----------
 TOTAL COMMON STOCKS
  (Cost $64,082,433)                               67,227,037
                                                  -----------

Sefton Equity Value Fund
STATEMENT OF INVESTMENTS (continued)
December 31, 1998

                                                                      Market
   Shares                                                              Value
   ------                                                             ------

            REPURCHASE AGREEMENT 7.4%
-------------------------------------------------------------------------------
 $5,556,000 Union Bank of California Repurchase Agreement, 4.25%,
             dated 12/30/98 and maturing 1/4/99 with a maturity
             value of $5,558,635, collateralized by $5,802,300,
             Freddie Mac, 6.10%, due 12/15/09 with a value of
             $5,674,016                                             $ 5,556,000
                                                                    -----------
 TOTAL REPURCHASE AGREEMENT
  (Cost $5,556,000)                                                   5,556,000
                                                                    -----------
            CASH SWEEP ACCOUNT 0.0%
-------------------------------------------------------------------------------
        510 Union Bank of California                                        510
                                                                    -----------

TOTAL CASH SWEEP
 ACCOUNT
 (Cost $510)                                                               510
                                                                   -----------
TOTAL INVESTMENTS
 (Cost $69,638,943) (a)                                     96.8%   72,783,547
OTHER ASSETS IN EXCESS OF LIABILITIES                        3.2%    2,369,673
------------------------------------------------------------------------------
TOTAL NET ASSETS                                           100.0%  $75,153,220
------------------------------------------------------------------------------
------------------------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from cost ba-sis for federal income tax purposes. Cost for federal income tax purposes of $35,372 differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation..  $ 8,143,617
   Unrealized depreciation..   (4,963,641)
                              -----------
   Net unrealized
    appreciation............  $ 3,179,976
                              ===========

* Denotes non-income producing security.

See Notes to Financial Statements.

Sefton Equity Value Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS:
Investments, at value (cost-$64,082,943)                          $67,227,547
Repurchase Agreements (cost-$5,556,000)                             5,556,000
Interest receivable                                                   138,101
Receivable for investments sold                                     2,661,000
Organizational costs, net of accumulated amortization                  10,398
Prepaid expenses                                                        2,757
-----------------------------------------------------------------------------
Total Assets                                                       75,595,803
-----------------------------------------------------------------------------
LIABILITIES:
Payable for capital shares redeemed                                   349,608
Payables:
 Investment advisory fees                                              61,897
 Administration fees                                                    1,212
 Other                                                                 29,866
-----------------------------------------------------------------------------
Total Liabilities                                                     442,583
-----------------------------------------------------------------------------
NET ASSETS:                                                       $75,153,220
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                                   $69,538,440
Undistributed (distributions in excess of) net investment income       49,472
Accumulated net realized gain (loss) on investment transactions     2,420,704
Net unrealized appreciation (depreciation) of investments           3,144,604
-----------------------------------------------------------------------------
NET ASSETS                                                        $75,153,220
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Shares of beneficial interest outstanding                           4,902,540
-----------------------------------------------------------------------------
Net asset value, offering, and redemption price per share              $15.33
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

See Notes to Financial Statements.

Sefton Equity Value Fund
STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
Dividend income                                                  $  2,229,632
------------------------------------------------------------------------------
Total Investment Income                                             2,229,632
------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                              813,278
Administration fees                                                   121,991
Shareholder servicing fees                                             14,721
Fund accounting fees                                                   32,672
Professional fees                                                      52,643
Transfer agency fees                                                   28,811
Custody fees                                                            7,060
Other                                                                  57,338
------------------------------------------------------------------------------
Total expenses                                                      1,128,514
------------------------------------------------------------------------------
Net Expenses                                                        1,128,514
------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               1,101,118
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investment transactions                 2,418,491
Net change in unrealized appreciation (depreciation)              (10,739,630)
------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (8,321,139)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $ (7,220,021)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

See Notes to Financial Statements.

Sefton Equity Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                     For the       For the
                                                    Year Ended   Period Ended
                                                   December 31,  December 31,
                                                       1998        1997(1)
                                                   ------------  ------------
FROM INVESTMENT ACTIVITIES:
Net investment income                              $  1,101,118  $    636,248
Net realized gain (loss) on investment
 transactions                                         2,418,491     8,517,641
Net change in unrealized appreciation
 (depreciation)                                     (10,739,630)    7,434,532
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                     (7,220,021)   16,588,421
------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                              (1,047,780)     (637,096)
Distributions to shareholders from net realized
 gains from investment transactions                  (1,249,734)  (10,154,021)
------------------------------------------------------------------------------
Change in net assets from investment activities      (9,517,535)    5,797,304
------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares                         12,365,808     9,338,186
Net asset value of shares issued to shareholders
 from reinvestment of dividends and distributions     2,245,513    10,678,131
Cost of shares redeemed                             (15,218,869)  (26,850,987)
------------------------------------------------------------------------------
Change in net assets from beneficial interest
 transactions                                          (607,548)   (6,834,670)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS               (10,125,083)   (1,037,366)
NET ASSETS:
Beginning of period                                  85,278,303    86,315,669
------------------------------------------------------------------------------
End of period                                      $ 75,153,220  $ 85,278,303
------------------------------------------------------------------------------
------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Issued                                                  772,622       507,143
Reinvested                                              147,315       617,097
Redeemed                                               (904,934)   (1,493,947)
------------------------------------------------------------------------------
Change in shares                                         15,003      (369,707)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

(1) For the period from April 1, 1997 through December 31, 1997. The Fund changed its fiscal year end from March 31 to December 31.

Sefton Equity Value Fund
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                             For the      For the       For the     For the
                            Year Ended  Period Ended   Year Ended Period Ended
                           December 31, December 31,   March 31,   March 31,
                               1998       1997(4)         1997      1996(1)
                           ------------ ------------   ---------- ------------
Net asset value--
 beginning of period         $ 17.45      $ 16.42       $ 14.92     $ 12.00
-------------------------------------------------------------------------------
Income from investment
 operations:
Net investment income           0.22         0.14          0.17        0.21
Net realized and
 unrealized gain (loss)
 on investment
 transactions                  (1.87)        3.45          3.14        2.92
-------------------------------------------------------------------------------
Total income from
 investment operations         (1.65)        3.59          3.31        3.13
-------------------------------------------------------------------------------
Dividends and
 distributions to
 shareholders:
Dividends from net
 investment income             (0.21)       (0.14)        (0.17)      (0.21)
Distributions from net
 realized gains from
 investment transactions       (0.26)       (2.42)        (1.64)          -
-------------------------------------------------------------------------------
Total dividends and
 distributions                 (0.47)       (2.56)        (1.81)      (0.21)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net asset value--end of
 period                      $ 15.33      $ 17.45       $ 16.42     $ 14.92
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total return                   (9.40)%      22.13%(2)     23.15%      26.31%(2)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
 (000's)                     $75,153      $85,278       $86,316     $36,326
-------------------------------------------------------------------------------
Ratio of net expenses to
 average net assets             1.39%        1.41%(3)      1.52%       1.55%(3)
-------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets                         1.35%        1.02%(3)      1.13%       1.68%(3)
-------------------------------------------------------------------------------
Ratio of expenses to
 average net assets
 without fee waivers            1.39%        1.43%(3)      1.56%       1.66%(3)
-------------------------------------------------------------------------------
Portfolio turnover
 rate(5)                       82.44%       42.10%        77.65%      62.76%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) Fund commenced investment operations April 3, 1995.
(2) Total return is not annualized.
(3) Annualized.
(4) For the period from April 1, 1997 through December 31, 1997.
 The Fund changed its fiscal year end from March 31 to December 31.
(5) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with maturity dates of one year or less at the time of acquisition) for the pe-riod and dividing it by the monthly average of the market value of such se-curities during the period.

See Notes to Financial Statements.

Sefton Small Company Value Fund
STATEMENT OF INVESTMENTS
December 31, 1998

                                                         Market
   Shares                                                 Value
   ------                                                ------

            COMMON STOCKS 90.5%
------------------------------------------------------------------
            Basic Industry 2.8%
------------------------------------------------------------------
     62,500 JLM Industries, Inc.*                      $   320,313
     40,000 Synthetic Industries, Inc.*                    670,000
                                                       -----------
                                                           990,313
                                                       -----------
            Consumer Cyclicals 17.2%
------------------------------------------------------------------
     44,000 Burlington Coat Factory Warehouse Corp.        717,750
     95,700 Dyersburg Corp.                                269,156
     20,000 Libbey, Inc.                                   578,750
     50,000 Pier One Imports, Inc.                         484,375
     50,000 Quaker Fabric Corp.*                           312,500
     20,000 Racing Champions Corp.*                        267,500
     32,400 Rocky Shoes & Boots, Inc.*                     190,350
     64,100 SYMS Corp.*                                    576,900
     22,200 Tarrant Apparel Group*                         882,450
     50,000 Tropical Sportswear International Corp.*     1,793,749
                                                       -----------
                                                         6,073,480
                                                       -----------
            Consumer Staples 4.0%
------------------------------------------------------------------
     20,000 Great Atlantic & Pacific Tea Co.               592,500
     40,000 Richfood Holdings, Inc.                        830,000
                                                       -----------
                                                         1,422,500
                                                       -----------
            Energy 4.6%
------------------------------------------------------------------
     30,000 Comstock Resources, Inc.*                       91,875
     50,000 Midcoast Energy Resources, Inc.              1,062,500
     55,000 Pride International, Inc.*                     388,438
     22,707 Range Resources Corp.                           78,055
                                                       -----------
                                                         1,620,868
                                                       -----------
            Finance 12.2%
------------------------------------------------------------------
     45,000 ARM Financial Group, Inc.                      998,437
     27,100 First Essex Bancorp, Inc.                      487,800
     40,000 FirstFed Financial Corp.*                      715,000
     76,600 Rock Financial Corp.                           995,800
     27,000 Selective Insurance Group                      543,375
     24,200 UST Corp.                                      570,213
                                                       -----------
                                                         4,310,625
                                                       -----------
            Health Care 7.2%
------------------------------------------------------------------
     60,000 Genesis Health, Inc.*                          525,000
     41,000 Integrated Health Services*                    579,125

Sefton Small Company Value Fund
STATEMENT OF INVESTMENTS (continued)
December 31, 1998

                                                    Market
   Shares                                            Value
   ------                                           ------

            Health Care (continued)
-------------------------------------------------------------
     50,000 Sierra Health Services*               $ 1,053,125
     60,000 Sun Healthcare Group, Inc.*               393,750
                                                  -----------
                                                    2,551,000
                                                  -----------
            Manufacturing 13.9%
-------------------------------------------------------------
     50,000 Citation Corp.*                           631,250
     32,000 Denison International PLC-ADR*            400,000
     26,900 DT Industries, Inc.                       423,675
     55,000 Mark IV Industries, Inc.                  715,000
     70,000 Mascotech, Inc.                         1,198,750
     37,400 Standard Products Co.                     762,025
     26,250 Supreme Industries, Inc.*                 252,656
     32,600 Watts Industries, Inc.                    541,975
                                                  -----------
                                                    4,925,331
                                                  -----------
            Services 10.5%
-------------------------------------------------------------
     67,800 Benihana, Inc.*                           703,488
     66,200 Cameron Ashley Building Products*         864,738
      8,600 Motor Cargo Industries, Inc.*              68,800
     70,000 Railtex, Inc.*                            791,875
     50,000 Rollins Truck Leasing Corp.               737,500
     50,500 World Fuel Services Corp.                 542,875
                                                  -----------
                                                    3,709,276
                                                  -----------
            Technology 2.5%
-------------------------------------------------------------
     22,000 Align-Rite International, Inc.*           255,750
     15,000 Axsys Technologies, Inc.*                 210,000
     22,000 Optek Technology, Inc.*                   415,250
                                                  -----------
                                                      881,000
                                                  -----------
            Utilities/REITS 15.6%
-------------------------------------------------------------
     82,100 Bedford Property Investors, Inc.        1,385,438
     80,000 EastGroup Property Investors, Inc.      1,475,000
     75,000 Equity Inns, Inc.                         721,875
     70,000 RFS Hotel Investors, Inc.                 857,500
     40,000 TriNet Corporate Realty Trust, Inc.     1,070,000
                                                  -----------
                                                    5,509,813
                                                  -----------
 TOTAL COMMON STOCKS
  (Cost $36,300,943)                               31,994,206
                                                  -----------

Sefton Small Company Value Fund
STATEMENT OF INVESTMENTS (continued)
December 31, 1998

                                                                      Market
   Shares                                                              Value
   ------                                                             ------

            REPURCHASE AGREEMENT 7.3%
-------------------------------------------------------------------------------
 $2,562,000 Union Bank of California Repurchase Agreement, 4.25%,
             dated 12/30/98 and maturing 1/4/99 with a maturity
             value of $2,563,213, collateralized by $2,670,900,
             Freddie Mac, 6.10%, due 12/15/09 with a value of
             $2,653,795                                             $ 2,562,000
                                                                    -----------
 TOTAL REPURCHASE AGREEMENT
  (Cost $2,562,000)                                                   2,562,000
                                                                    -----------
            CASH SWEEP ACCOUNT 0.0%
-------------------------------------------------------------------------------
        688 Union Bank of California                                        688
                                                                    -----------
 TOTAL CASH SWEEP ACCOUNT
  (Cost $688)                                                               688
                                                                    -----------

TOTAL
 INVESTMENTS
 (Cost
 $38,863,631)
 (a)             97.8%  34,556,894
OTHER ASSETS IN
 EXCESS OF
 LIABILITIES      2.2%     779,599
----------------------------------
TOTAL NET
 ASSETS         100.0% $35,336,493
----------------------------------
----------------------------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes. Cost for federal income tax purposes of $141,330 differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation..  $ 3,386,827
   Unrealized depreciation..   (7,834,894)
                              -----------
   Net unrealized
    depreciation............  $(4,448,067)
                              -----------

*Denotes non-income producing security.

PLC--Public Limited Company.
ADR--American Depository Receipt.

See Notes to Financial Statements.

Sefton Small Company Value Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS:
Investments, at value (cost-$36,301,631)                          $31,994,894
Repurchase Agreements (cost-$2,562,000)                             2,562,000
Interest receivable                                                    92,351
Receivable for investments sold                                       860,279
Organizational costs, net of accumulated amortization                  16,839
Prepaid expenses                                                          695
------------------------------------------------------------------------------
Total Assets                                                       35,527,058
------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                     144,000
Payables:
 Investment advisory fees                                              29,671
 Administration fees                                                      546
 Other                                                                 16,348
------------------------------------------------------------------------------
Total Liabilities                                                     190,565
------------------------------------------------------------------------------
NET ASSETS:                                                       $35,336,493
------------------------------------------------------------------------------
------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                                   $39,899,573
Undistributed (distributions in excess of) net investment income       66,185
Accumulated net realized gain (loss) on investment transactions      (322,528)
Net unrealized appreciation (depreciation) of investments          (4,306,737)
------------------------------------------------------------------------------
NET ASSETS                                                        $35,336,493
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Shares of beneficial interest outstanding                           3,315,396
------------------------------------------------------------------------------
Net asset value, offering, and redemption price per share              $10.66
------------------------------------------------------------------------------
------------------------------------------------------------------------------

See Notes to Financial Statements.

Sefton Small Company Value Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998

INVESTMENT INCOME:
Dividend income                                                  $   834,496
-----------------------------------------------------------------------------
Total Investment Income                                              834,496
-----------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                             417,794
Administration fees                                                   50,135
Shareholder servicing fee                                                 32
Fund accounting fees                                                  32,584
Professional fees                                                     35,839
Transfer agency fees                                                  10,398
Custody fees                                                           3,607
Other                                                                 34,814
-----------------------------------------------------------------------------
Total expenses                                                       585,203
-----------------------------------------------------------------------------
Expenses waived by:
 Investment Adviser                                                  (66,847)
-----------------------------------------------------------------------------
Net Expenses                                                         518,356
-----------------------------------------------------------------------------
NET INVESTMENT INCOME                                                316,140
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investment transactions                   60,757
Net change in unrealized appreciation (depreciation)              (6,191,721)
-----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (6,130,964)
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $(5,814,824)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

See Notes to Financial Statements.

Sefton Small Company Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                       For the       For the
                                                      Year Ended   Period Ended
                                                     December 31,  December 31,
                                                         1998        1997(1)
                                                     ------------  ------------
FROM INVESTMENT ACTIVITIES:
Net investment income                                $   316,140   $   165,182
Net realized gain (loss) on investment transactions       60,757      (383,285)
Net change in unrealized appreciation
 (depreciation)                                       (6,191,721)    1,884,984
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                      (5,814,824)    1,666,881
-------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                                 (251,204)     (168,067)
-------------------------------------------------------------------------------
Change in net assets derived from investment
 activities                                           (6,066,028)    1,498,814
-------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares                          15,450,301    29,849,507
Net asset value of shares issued to shareholders
 from reinvestment of dividends and distributions        240,002       166,722
Cost of shares redeemed                               (3,968,118)   (1,834,707)
-------------------------------------------------------------------------------
Change in net assets from beneficial interest
 transactions                                         11,722,185    28,181,522
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                  5,656,157    29,680,336
NET ASSETS:
Beginning of period                                   29,680,336             -
-------------------------------------------------------------------------------
End of period                                        $35,336,493   $29,680,336
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
SHARE TRANSACTIONS:
Issued                                                 1,331,521     2,464,003
Reinvested                                                20,261        12,780
Redeemed                                                (366,695)     (146,474)
-------------------------------------------------------------------------------
Change in shares                                         985,087     2,330,309
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) For the period from June 30, 1997 (commencement of operations) through De-cember 31, 1997.

See Notes to Financial Statements.

Sefton Small Company Value Fund
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                        For the      For the
                                                       Year Ended  Period Ended
                                                      December 31, December 31,
                                                          1998       1997 (1)
                                                      ------------ ------------
Net asset value-beginning of period                     $ 12.74      $ 12.00
--------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                     0.11         0.07
 Net realized and unrealized gain (loss) on
  investment transactions                                 (2.10)        0.74
--------------------------------------------------------------------------------
Total income from investment operations                   (1.99)        0.81
--------------------------------------------------------------------------------
Dividends and distributions to shareholders:
 Dividends from net investment income                     (0.09)       (0.07)
--------------------------------------------------------------------------------
Total dividends and distributions                         (0.09)       (0.07)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net asset value--end of period                          $ 10.66      $ 12.74
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total return                                             (15.69)%       6.76%(2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000's)                       $35,336      $29,680
--------------------------------------------------------------------------------
Ratio of net expenses to average net assets                1.55%        1.59%(3)
--------------------------------------------------------------------------------
Ratio of net investment income to average net assets       0.95%        1.15%(3)
--------------------------------------------------------------------------------
Ratio of expenses to average net assets without fee
 waivers                                                   1.75%        1.81%(3)
--------------------------------------------------------------------------------
Portfolio turnover rate(4)                                59.24%       14.81%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) For the period from June 30, 1997 (commencement of operations) through De-cember 31, 1997.
(2) Total return is not annualized.
(3) Annualized.
(4) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with maturity dates of one year or less at the time of acquisition) for the pe-riod and dividing it by the monthly average of the market value of such se-curities during the period.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

  Sefton Funds Trust (the "Trust"), a Delaware business trust was organized on January 6, 1995. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment compa-ny. The Trust offers four series of shares--Sefton U.S. Government Fund, Sef-ton California Tax-Free Fund, Sefton Equity Value Fund, and Sefton Small Com-pany Value Fund, individually a "Fund", collectively the "Funds". The Funds commenced investment operations on April 3, 1995 except the Sefton Small Com-pany Value Fund, which commenced investment operations on June 30, 1997. The assets for each series are segregated and accounted for separately.

  The Funds' investment objectives are as follows:

  Sefton U.S. Government Fund - To provide investors with as high a level of current income as is consistent with preservation of capital. The Fund pursues its objective by investing, under normal conditions, at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  Sefton California Tax-Free Fund - To provide investors with as high a level of current income, exempt from both Federal and California personal income taxes, as is consistent with preservation of capital. The Fund pursues this objective by investing primarily in California municipal obligations such that the portfolio's weighted average stated maturity will be 10 or more years.

  Sefton Equity Value Fund - To provide investors with long-term capital ap-preciation. The Fund pursues its investment objective by investing primarily in common stock of both domestic and foreign companies and it also may invest in large, well-established companies and smaller companies with market capi-talizations exceeding $50 million at the time of purchase.

  Sefton Small Company Value Fund - To provide investors with long-term capi-tal appreciation. The Fund pursues its investment objective by investing pri-marily in a portfolio of equity securities of both foreign and domestic small capitalization companies, defined as companies having stock market capitaliza-tion of $1 billion or less at the time of initial purchase.

Note 1 - Significant Accounting Policies

  The following is a summary of significant accounting policies consistently followed by each Fund in preparation of its financial statements. These poli-cies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted ac-counting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities and disclosure of contin-gent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from those estimates.

  a. Investment Valuation: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, the closing bid prices are used. Bonds and other fixed-income securities are valued by using market quotations and may be val-ued on the basis of prices provided by a pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at their fair market value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities having a remain-ing maturity of 60 days or less are valued at amortized cost, which approxi-mates market value.

  b. Repurchase Agreements: Repurchase agreements are fully collateralized by securities issued by the U.S. government or its agencies. All collateral is held by the Trust's custodian and is monitored daily to ensure that the col-lateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counter party to the agreement, realization and/or retention of the collateral may be sub-ject to legal proceedings. Each Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness in accordance with guidelines adopted by the Board of Trustees.

  c. Federal Income Taxes: The Funds have made no provision for federal income tax for the year ended December 31, 1998. The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment com-panies.

  As of December 31, 1998, for federal income tax purposes, the following Fund had a capital loss carry forward available to offset future capital gains, if any:

                                 Amount  Expires
                                 ------- --------
Sefton Small Company Value Fund  $58,935 12/31/05

  The carry forward will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

  Additionally, capital losses incurred within the Funds' fiscal year, but af-ter October 31, are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital losses as follows:

Sefton California Tax-Free Fund  $ 3,338
Sefton Small Company Value Fund  $61,221

  d. Securities Transactions: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses from security transactions are recorded on the identified cost basis.

  e. Organizational Costs: Each of the Funds, except Sefton Small Company Value Fund, deferred certain organizational costs of $38,529 at inception. Sefton Small Company Value Fund deferred certain organizational costs of $21,782. Such costs are being amortized over a 60 month period from the com-mencement of investment operations of each respective fund.

  f. Investment Income: Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of dis-count, is accrued and recorded daily.

  g. Dividends, Distributions and Expenses: The Sefton Equity Value Fund and the Sefton Small Company Value Fund will distribute net investment income quarterly. The Sefton U.S. Government Fund and the Sefton California Tax-Free Fund will declare and pay dividends from net investment income daily and monthly, respectively. Distributions of net realized gains, if any, are de-clared at least once a year. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated based on average net assets.

  h. Capital Accounts: The Funds follow the provisions of the American Insti-tute of Certified Public Accountant's Statement of Position 93-2 "Determina-tion, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The pur-pose of this SOP is to report undistributed net investment income and accumu-lated net realized gain or loss in such a manner as to approximate amounts available for future distributions to shareholders, if any.

  Net investment income distributions and capital gains distributions are de-termined in accordance with income tax regulations which may differ from gen-erally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sale losses, net operating losses and capital loss carry forwards. Permanent items identified for the year ended December 31, 1998, have been reclassified among the components of net assets as follows:

                             Undistributed   Undistributed
                             Net Investment   Net Realized
                                 Income     Gains and Losses
                             -------------- ----------------
Sefton U.S. Government Fund     $(26,594)       $26,594
Sefton Equity Value Fund          (2,298)         2,298

  i. Concentration of Credit Risk: The Sefton California Tax-Free Fund invests primarily in securities issued by the State of California (the "State") and its various political subdivisions. The performance of Sefton California Tax-Free Fund is closely tied to economic conditions within the State and the fi-nancial condition of the State and its agencies and municipalities.

Note 2 - Investment Advisory Fees, Administration Fees and Other Related Party Transactions

  Each Fund has entered into an Investment Advisory Agreement with Sefton Cap-ital Management, Inc. (the "Investment Adviser"). Pursuant to its advisory agreement with the Funds, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly at an annual rate of 0.60%, 0.60%, 1.00%, and 1.25% of the daily average net assets for the Sefton U.S. Govern-ment Fund, Sefton California Tax-Free Fund, Sefton Equity Value Fund and Sef-ton Small Company Value Fund, respectively. The Investment Adviser voluntarily waived $37,561, $63,379 and $66,847 of its advisory fee for the year ended De-cember 31, 1998 for the Sefton U.S. Government Fund, Sefton California Tax-Free Fund, and Sefton Small Company Value Fund, respectively.

  On January 1, 1997, each of the Funds entered into an Administrative Serv-ices Contract with BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"). BISYS is entitled to receive a fee from the Funds for its services computed daily and payable monthly, at an annual rate of 0.15% of each Fund's average daily net assets. BISYS assisted in each of the Fund's ad-ministration and operations, including providing office space and various le-gal and accounting services in connection with the regulatory requirements ap-plicable to each Fund.

  BISYS Fund Services, Inc., an affiliate of BISYS, serves as fund accountant and transfer agent to the Funds. For the year ended December 31, 1998 BISYS Fund Services Inc., re-ceived $34,971, $36,740, $32,672 and $32,584 for its services as fund accoun-tant from the U.S. Government Fund, California Tax-Free Fund, Equity Value Fund and Small Company Value Fund, respectively. For its services as transfer agent, BISYS Fund Services, Inc. received $9,643, $9,450, $28,811 and $10,398 from the U.S. Government Fund, California Tax-Free Fund, Equity Value Fund and Small Company Value Fund, respectively.

  Certain Trustees and officers of the Funds are also members and/or officers of the Investment Adviser or BISYS. All affiliated and access persons, as de-fined in the 1940 Act, follow guidelines and policies on personal trading as outlined in the Trust's Code of Ethics.

  Trustees and officers of the Funds who are affiliated persons receive no com-pensation from the Funds. Trustees who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimburse-ment of expenses of $2,255, $2,598, $5,133 and $2,014 from the Sefton U.S. Gov-ernment Fund, Sefton California Tax Free Fund, Sefton Equity Value Fund and Sefton Small Company Value Fund, respectively, for the year ended December 31, 1998.

Note 3 - Purchases and Sales of Securities

  Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 are as follows:

                                  Purchases     Sales
                                 ----------- -----------
Sefton U.S. Government Fund      $ 5,545,197 $ 4,473,036
Sefton California Tax-Free Fund  $ 8,021,290 $ 7,801,037
Sefton Equity Value Fund         $62,839,446 $59,627,323
Sefton Small Company Value Fund  $27,338,130 $17,155,206

Note 4 - Federal Income Tax Information (Unaudited)

  The following table presents capital gain dividend distributions from long-term capital gains for the following Funds for the year ended December 31, 1998:

                                  Amount
                                 --------
Sefton U.S. Government Fund      $ 13,390
Sefton California Tax-Free Fund   172,997
Sefton Equity Value Fund          377,555

  For the taxable year ended December 31, 1998, the following percentages of the income dividends paid by the following Funds qualify for the dividends re-ceived deduction available to corporations:

Sefton Equity Value Fund         64.77%
Sefton Small Company Value Fund  51.89%

  The Sefton California Tax-Free Fund designates $1,807,092 as an exempt-inter-est dividend for the year ended December 31, 1998.

                       Report of Independent Accountants

To the Trustees and Shareholders
 of Sefton Funds Trust

In our opinion, the accompanying statements of assets and liabilities, includ-ing the schedules of portfolio investments, and the related statements of oper-ations and of changes in net assets and the financial highlights present fair-ly, in all material respects, the financial position of Sefton U.S. Government Fund, Sefton California Tax-Free Fund, Sefton Equity Value Fund, and Sefton Small Company Value Fund (constituting Sefton Funds Trust, hereafter referred to as the "Trust") at December 31, 1998, the results of each of their opera-tions for the year then ended, the changes in its net assets and financial highlights for each of the periods indicated, in conformity with generally ac-cepted accounting principles. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these fi-nancial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the cus-todian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 18, 1999

SEFTON FUNDS
TRUSTEES AND OFFICERS

[LOGO OF SEFTON FUNDS APPEARS HERE]

Board of Trustees
Harley K. Sefton++               Chairman of the Board;
                                 President and
                                 Chief Executive Officer,
                                 Sefton Capital Management, Inc.

Grace Evans Cherashore*+         Chief Executive Officer,
                                 Bahia and Catamaran Hotels

Gordon T. Frost, Jr.*+           President / General Manager,
                                 Frost Hardwood Lumber Company

John J. Pileggi*+                President and Chief Executive Officer
                                 ING Mutual Funds Management Co., LLC

                                 *  Member of Audit Committee
                                 +  Member of Nominating Committee
                                 ++ Trustee who is an "interested person"
                                    of the Trust as that term is defined in the Investment Company Act of 1940

Officers

Harley K. Sefton           Chairman of the Board and President

Thomas C. Bowden           Vice President

Alan A. Lordi              Vice President

Ted J. Piorkowski          Vice President

Leif O. Sanchez            Vice President

Lani Capossere             Vice President and Secretary

Irimga McKay               Assistant Secretary

Alaina Metz                Assistant Secretary

Manderley Rush             Assistant Secretary

Ellen Stoutamire           Assistant Secretary

Paul T. Kane               Vice President & Treasurer

Greg Maddox                Assistant Treasurer

Frank Deutchki             Assistant Treasurer

The views expressed in this report are those of the Funds' portfolio managers as of the date specified, and may not reflect the views of the portfolio managers on the date they are first published or at any time thereafter. The views expressed in this report are intended to assist shareholders of the Sefton Funds in understanding their investment in the Funds and do not constitute investment advice: investors should consult their own investment professionals as to their individual investment programs.

Sefton Capital Management, the investment adviser to the Sefton Funds, is a privately owned registered investment adviser.

SEFTON FUNDS
CORPORATE INFORMATION

[LOGO OF SEFTON FUNDS APPEARS HERE]

Investment Adviser

Sefton Capital Management
2550 Fifth Avenue, Suite 808
San Diego, California 92103

Administrator, Distributor and Transfer Agent

BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3035

Custodian

Union Bank of California
475 Sansome Street
San Francisco, California 94111

Legal Counsel

Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019-6064

Independent Accountants

PricewaterhouseCoopers LLP
203 N. La Salle Street
Chicago, Illinois 60601

This report and the financial statements contained herein are provided for the general information of the shareholders of the Sefton Funds. This material must be preceded or accompanied by a prospectus. For a free prospectus containing more complete information including charges and expenses, obtain a prospectus from BISYS Fund Services Member NASD, 3435 Stelzer Road, Columbus, Ohio 43219-3035, or call Sefton Funds at 1-800-524-2276. Please read the prospectus carefully before investing or sending money.

These funds are not insured by
Sefton Capital Management,
the FDIC or any other insurer.

SFT-0030                                                                    2/99